Exhibit 99.1

            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004
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
               Table of Contents
               -----------------                    Page                                                    Page
                                                    ----                                                    ----
              Section I - Overview                             Section III - Joint Venture Information


Important Notes                                       2    Overview - Fund I                                 23

Company Information                                   3    Overview - Fund II                                24

Portfolio Snapshot                                    4    Overview - RCP Venture                            25

Organizational Chart                                  5    Joint Venture Properties - Detail                 26

Management Team                                       6    Kroger/Safeway Locations                          27

       Section II - Financial Information                  Top 10 Joint Venture Tenants                      28

Market Capitalization                                 7           Section IV - Portfolio Information

Shareholder Information                               8    Properties  - Overview                            29

Operating Statements - Consolidated                   9    Properties by Region - Summary                    32

Operating Statements - Joint Venture Activity        10    Properties by State - Summary                     33

Operating Statements - Activity by Source            11    Properties - Detail                               34

Operating Statements - Current v. Historical         12    Leasing Production                                37

Net Operating Income - Same Property Performance     13    Top 10 Tenants - Consolidated                     38

Funds from Operations ("FFO"), Adjusted FFO ("AFFO")       Anchor Tenant Detail                              39
  and Funds Available for Distribution ("FAD")       14
                                                           Anchor Lease Expirations - 2003 through 2005      44
Capital Expenditures                                 15
                                                           Lease Expirations                                 45
Balance Sheets                                       16
                                                           Property Demographics                             50
Selected Operating Ratios                            17
                                                           Residential Properties                            51
Debt Analysis - Summary                              18

Debt Analysis - Detail                               19

Debt Maturity Schedule                               21

Unencumbered Properties                              22

  Visit acadiarealty.com for current news as well as additional property details and financial information
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                                     Page 1

            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

        Important Notes
        ---------------

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading "Risk Factors" in the Company's Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations ("FFO") as defined by the National Association of Real Estate Investment Trusts ("NAREIT") to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. However, the Company's method of calculating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. FFO does not represent cash generated from operations as defined by generally accepted accounting principles ("GAAP") and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.

USE OF EBITDA AS NON-GAAP FINANCIAL MEASURE

EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company's method of calculating EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA does not represent cash generated from operations as defined by GAAP and is not indicative of cash available to fund all cash needs, including distributions. It should not be considered as an alternative to net income for the purpose of evaluating the Company's performance or to cash flows as a measure of liquidity.

            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

       Company Information
       -------------------

Acadia Realty Trust, headquartered in White Plains, NY, is a fully integrated and self-managed real estate investment trust which specializes in the acquisition, redevelopment and operation of shopping centers which are anchored by grocery and value-oriented retail. Acadia currently owns (or has interests in) and operates 67properties totaling approximately 9.3 million square feet, located in the Northeast, Mid-Atlantic and Midwest United States.

All of Acadia's assets are held by, and all its operations are conducted through, Acadia Realty Limited Partnership (and its majority-owned subsidiaries) which is currently 98% controlled by Acadia.


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
Corporate Headquarters          1311 Mamaroneck Avenue                 Investor Relations          Jon Grisham
                                Suite 260                                                          Vice President
                                White Plains, NY 10605                                             (914) 288-8142
                                                                                                   jgrisham@acadiarealty.com

New York Stock Exchange         Symbol AKR                             Web Site                    www.acadiarealty.com


Analyst Coverage                MaxCor Financial                                   Citigroup - Smith Barney
                                Paul Adornato, CFA - (646) 346-7327                Jonathan Litt - (212) 816-0231
                                padornato@maxf.com                                 jonathan.litt@citigroup.com
                                                                                   David Carlisle - (212) 816-1382
                                RBC Capital Markets                                david.s.carlisle@citigroup.com
                                Jay Leupp - (415) 633-8588
                                jay.leupp@rbccm.com                                J.P. Morgan Securities, Inc.
                                David Ronco - (415) 633-8566                       Michael W. Mueller, CFA (212) 622-6689
                                david.ronco@rbccm.com                              michael.w.mueller@jpmorgan.com
                                                                                   Josh Bederman (212) 622-6530
                                Advest, Inc.                                       josh.h.bederman@jpmorgan.com
                                Sheila McGrath - (908) 598-1180
                                sheila.mcgrath@advest.com
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                                     Page 3
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            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

    Executive Management Team
    -------------------------
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
Kenneth F. Bernstein  Chief Executive Officer and   Mr. Bernstein is responsible for strategic planning as well as overseeing all
                      President                     day to day activities of the Company including operations, acquisitions and capital markets. Mr. Bernstein served as the Chief Operating Officer of RD
                                                    Capital, Inc. from 1990 until the merger of RD Capital with Mark Centers Trust in August of 1998, forming Acadia Realty Trust. In such capacity, he was responsible for overseeing the day-to-day operations of RD Capital and its management companies, Acadia Management Company LLC and Sound View Management
                                                    LLC. Prior to joining RD Capital, Mr. Bernstein was an associate with the New
                                                    York law firm of Battle Fowler, LLP, from 1986 to 1990. Mr. Bernstein received his Bachelor of Arts Degree from the University of Vermont and his Juris
                                                    Doctorate from Boston University School of Law.


Joel Braun            Senior Vice President,        Mr. Braun is responsible for the sourcing and financial analysis of acquisition
                      Chief Investment Officer      properties for Acadia. Previously, Mr. Braun was Director of Acquisitions and
                                                    Finance for Rosenshein Associates, a regional shopping center developer based in
                                                    New Rochelle, New York. During this time, Mr. Braun was instrumental in the initiation and formation of Kranzco Realty Trust, a publicly traded REIT.  Mr.
                                                    Braun holds a Bachelor's in Business Administration from Boston University and a
                                                    Master's Degree in Planning from John Hopkins University.


Joseph Hogan          Senior Vice President,        Most recently, Mr. Hogan served as Vice President with Kimco Realty Corporation
                      Director of Construction      (NYSE:KIM), where he was responsible for business development and management of all retail and commercial construction projects for Kimco, in addition to outside customers and development companies.  Prior to joining Kimco, he was with Konover Construction Company, a subsidiary of Konover & Associates located in West Hartford, Connecticut, where he was responsible for construction projects throughout the eastern half of the United States.


Robert Masters, Esq.  Senior Vice President,        Prior to joining Acadia in December 1994, Mr. Masters was General Counsel for
                      General Counsel,              API Asset Management for over five years, Senior Vice President Deputy General
                      Corporate Secretary           Counsel for European American Bank from 1985 to 1990, and Vice President and
                                                    Counsel for National Westminster Bank from 1977 to 1985.  Mr. Masters received his Bachelor of Arts from the City University of New York and a J.D. from New
                                                    York University Law School. Mr. Masters is also a member of the New York Bar.


Joseph M. Napolitano, Senior Vice President,        Mr. Napolitano is responsible for overseeing the company's internal operations.
CPM                   Director of Operations        Previously, he held the position of Senior Vice President, Director of Property
                                                    Management. Prior to joining Acadia in 1995, Mr. Napolitano was employed by
                                                    Rosen Associates Management Corp. as a Senior Property Manager overseeing a national portfolio of community shopping centers, and Roebling Management Co. as a Property Manager responsible for neighborhood and community shopping centers nationally.  Mr. Napolitano holds a Bachelor's in Business Administration from
                                                    Adelphi University, Garden City, NY; and is a Certified Property Manager by the
                                                    Institute of Property Management (IREM).  Mr. Napolitano is also a member of the
                                                    New York State Association of Realtors  (NYSAR) International Council of
                                                    Shopping Center (ICSC), Commercial Investment Real Estate Institute (CIREI), and
                                                    the Building Owners and Managers Institute (BOMI).


Michael Nelsen        Senior Vice President,        Mr. Nelsen oversees all the financial activities and asset management functions.
                      Chief Financial Officer       Mr. Nelsen was most recently President of G. Soros Realty, Inc. and Director of
                                                    Real Estate for Soros Private Funds Management LLC. His responsibilities included asset/portfolio management of real estate operations, financial reporting, financings, asset acquisitions and dispositions. Previously, he was a partner in the public accounting firm of David Berdon & Co. Mr. Nelsen has been a Certified Public Accountant since 1971.


Joseph Povinelli      Senior Vice President,        Mr. Povinelli joined Acadia in 1999 with 19 years of retail leasing experience.
                      Director of Leasing           Since 1987 Mr. Povinelli had served as regional real estate representative for
                                                    Vornado Realty Trust, a New Jersey based Real estate investment trust, and was responsible for the day to day leasing activity of approximately 3 million square feet of the strip shopping center portfolio. Prior to this he served as leasing representative for Net Properties Management, Great Neck, New York,
                                                    responsible for leasing of the strip shopping center and office building portfolio of the mid-atlantic and southeast regions of the company. Mr.
                                                    Povinelli received a Bachelor of Science degree in Finance and Economics from
                                                    C.W. Post College of Long Island Universty.
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                                     Page 4
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            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

         Total Market Capitalization
         ---------------------------
(including pro-rata share of joint venture debt)

                                                                    Percent of
                                           Percent of              Total Market
         (amounts in thousands)           Total Equity            Capitalization
                                          ------------            --------------
Equity Capitalization
---------------------
Total Common Shares Outstanding               96.9%       29,144
Common Operating Partnership ("OP") Units      1.7%          511
                                                       ----------
Combined Common Shares and OP Units                       29,655

Market Price at June 30, 2004                          $   13.74

Equity Capitalization - Common Shares and
 OP Units                                              $ 407,460

Preferred OP Units - at cost(1)                1.4%        5,580
                                               ----    ----------

      Total Equity Capitalization            100.0%      413,040         61.8%
                                             ------    ----------        -----
Debt Capitalization
-------------------
Company's balance sheet                                  214,738         32.1%
Pro-rata share of joint venture debt                      40,270          6.1%
                                                       ----------         ----

       Total Debt Capitalization                         255,008         38.2%
                                                       ----------        -----

      Total Market Capitalization                      $ 668,048        100.0%
                                                       ----------       ------


            Weighted Average Outstanding Common Shares and O.P. Units
            ---------------------------------------------------------

                                          Common
                                          Shares      O.P. Units     Total
                                          ------      ----------     -----
==============================================================================
Basic
Quarter ended June 30, 2004             29,127,898      525,790    29,653,689
Six months ended June 30, 2004          28,407,496      789,614    29,197,110
Fully Diluted
Quarter ended June 30, 2004             30,191,880      525,790    30,717,671
Six months ended June 30, 2004          29,632,310      789,614    30,421,924
==============================================================================

Basic
Quarter ended June 30, 2003             26,387,010    2,074,017    28,461,027
Six months ended June 30, 2003          25,884,843    2,563,571    28,448,414
Fully Diluted
Quarter ended June 30, 2003             27,175,713    2,074,017    29,249,730
Six months ended June 30, 2003          26,557,627    2,563,571    29,121,198


(1) In connection with the acquisition of the Pacesetter Park Shopping Center in 1999, the Company issued 2,212 Preferred OP Units, of which 632 have been converted to Common OP Units to date. The remaining Preferred OP Units are reflected above at their stated cost of $1,000 per unit. Also includes $4,000 of Preferred OP Units issued to Klaff related to the new RCP Venture

            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

      Shareholder Information
      -----------------------
       (amounts in thousands)


  10 Largest Institutional/Non-Retail Shareholders(1)            Percent of Out-
                                                       Common    standing Common
Shareholder                                          Shares Held     Shares
----------------------------------------------       ----------- ---------------
Yale University                                         4,634          15.9%
Wellington Management                                   2,708           9.3%
Cliffwood Partners                                      1,879           6.4%
Stanford University                                     1,411           4.8%
Clarion CRA Securities                                  1,328           4.6%
Urdang Investment Management                            1,008           3.5%
Vanguard Group                                            904           3.1%
TIAA/CREF                                                 725           2.5%
ABP                                                       570           2.0%
The Vanderbilt University                                 500           1.7%
                                                     ----------- ---------------
Total of 10 Largest Institutional Shareholders         15,667          53.8%
                                                     ----------- ---------------

Total of all Institutional Shareholders                22,976          78.8%
                                                     ----------- ---------------


                   Operating Partnership
                     Unit Information
                     ----------------
                                                        Percent
                                                  of Total O.P. Units
                                                  -------------------
Managment O.P. Unit Holders                334           65.4%
Other O.P. Unit Holders                    177           34.6%
                                          -----         ------
Total O.P. Units                           511          100.0%


        Management and Trustee Ownership
        --------------------------------

Common Shares (not including options)      479
O.P. Units (see above)                     334
                                          -----
                                           813
                                          -----

(1) Based on most recent Schedule 13F filing

            ACADIA
          REALTY TRUST
QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004


 Statements of Operations - Consolidated (1)
 -------------------------------------------
   Current Quarter and Year-to-Date
   --------------------------------
            (in thousands)
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
                                  ------------------------------- -------------------------------
                                            Year-to-Date                  Current Quarter                 Previous Quarter

                                             Six months                      3 months                          3 months
                                           ended June 30,                  ended June 30,                   ended March 31,
                                                 2004                          2004                              2004
                                  ------------------------------- ------------------------------- -------------------------------

                                  Wholly Owned  JV's(2)   Total   Wholly Owned  JV's(2)   Total   Wholly Owned  JV's(2)   Total
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

PROPERTY REVENUES
Minimum rents                     $    25,712  $ 4,062  $ 29,774  $    12,905  $ 2,055  $ 14,960  $    12,807  $ 2,007  $ 14,814
Percentage rents                          422       19       441          203        4       207          219       15       234
Expense reimbursements                  6,803      858     7,661        3,129      445     3,574        3,674      413     4,087
Other property income                     328       16       344          200        7       207          128        9       137
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------
                                       33,265    4,955    38,220       16,437    2,511    18,948       16,828    2,444    19,272
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

PROPERTY EXPENSES
Property operating                      7,282      683     7,965        3,441      320     3,761        3,841      363     4,204
Real estate taxes                       4,439      487     4,926        2,117      255     2,372        2,322      232     2,554
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------
                                       11,721    1,170    12,891        5,558      575     6,133        6,163      595     6,758
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

NET OPERATING INCOME - PROPERTIES      21,544    3,785    25,329       10,879    1,936    12,815       10,665    1,849    12,514


OTHER INCOME (EXPENSE)
General and administrative             (2,510)      (6)   (2,516)      (1,185)      (6)   (1,191)      (1,325)       -    (1,325)
Property related home office
 expenses                              (2,401)       -    (2,401)      (1,237)       -    (1,237)      (1,164)       -    (1,164)
Equity in Fund I unconsolidated
 properties                                 -      (18)      (18)           -      (18)      (18)           -        -         -
Lease termination income                    -        -         -            -        -         -            -        -         -
Interest income                           600       18       618          485       18       503          115        -       115
Asset and property management
 income (3)                             1,552        -     1,552        1,007        -     1,007          545        -       545
Property management expense              (120)       -      (120)         (58)       -       (58)         (62)       -       (62)
Straight-line rent income                 468     (306)      162          174     (213)      (39)         294      (93)      201
Straight-line rents written off          (142)       -      (142)         (28)       -       (28)        (114)       -      (114)
Other income                              196        -       196           40        -        40          156        -       156
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

EBIDTA                                 19,187    3,473    22,660       10,077    1,717    11,794        9,110    1,756    10,866

Depreciation and amortization          (7,977)  (1,150)   (9,127)      (4,121)    (577)   (4,698)      (3,856)    (573)   (4,429)
Interest expense                       (5,506)  (1,273)   (6,779)      (2,761)    (634)   (3,395)      (2,745)    (639)   (3,384)
Impairment of real estate                   -        -         -            -        -         -            -        -         -
Gain on sale of properties                508        -       508          508        -       508            -        -         -
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

Income before minority interest         6,212    1,050     7,262        3,703      506     4,209        2,509      544     3,053

Minority interest                        (620)     (28)     (648)        (437)      (8)     (445)        (183)     (20)     (203)
                                  ------------ -------- --------- ------------ -------- --------- ------------ -------- ---------

NET INCOME                        $     5,592  $ 1,022  $  6,614  $     3,266  $   498  $  3,764  $     2,326  $   524  $  2,850
                                  ============ ======== ========= ============ ======== ========= ============ ======== =========

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's with operating properties. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(3)  Detail as follows:                                       YTD      2nd Quarter   1st Quarter

     Asset management fee Fund I                            $   525     $    263      $    262
     Asset management fee Fund II (Formed June 15, 2004)        125          125             -
     Property management and leasing fees - Fund I              571          320           251
     Property management and leasing fees - Klaff Portfolio     331          299            32
                                                           ---------   ----------    ----------
                                                            $ 1,552     $  1,007      $    545
                                                           =========   ==========    ==========
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                                     Page 7

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                          QUARTERLY SUPPLEMENTAL DISCLOSURE
                                    June 30, 2004


               Statements of Operations - Joint Venture Activity  (1)
-------------------------------------------------------------------------------------
                          Current Quarter and Year-to-Date
-------------------------------------------------------------------------------------
                                   (in thousands)
                                                                                     -----------------------------------

                                                                                                Year-to- Date


                                                                                              June 30, 2004
                                                                                     -----------------------------------
                                                                                       Acadia    Pro-             Pro-
                                                                                                 rata             rata
                                                                                     Acquisition share Crossroads share
                                                                                     -----------------------------------

PROPERTY REVENUES
Minimum rents                                                                           $12,079 $2,684    $2,811 $1,378
Percentage rents                                                                             84     19         -      -
Expense reimbursements                                                                    1,441    321     1,095    537
Other property income                                                                         7      2        29     14
                                                                                     -----------------------------------
                                                                                         13,611  3,026     3,935  1,929
                                                                                     -----------------------------------

PROPERTY EXPENSES
Property operating                                                                        2,061    458       459    225
Real estate taxes                                                                           562    125       738    362
                                                                                     -----------------------------------
                                                                                          2,623    583     1,197    587
                                                                                     -----------------------------------

NET OPERATING INCOME - PROPERTIES                                                        10,988  2,443     2,738  1,342


OTHER INCOME (EXPENSE)
General and administrative                                                                  (28)    (6)        -      -
Property related home office expenses                                                         -      -         -      -
Equity in Fund I unconsolidated properties (2)                                              (80)   (18)        -      -
Lease termination income                                                                      -      -         -      -
Interest income                                                                              82     18         -      -
Asset and property management income                                                          -      -         -      -
Asset and property management expense( 3)                                                (1,032)     -         -      -
Straight-line rent income                                                                (1,482)  (329)       48     23
Straight-line rents written off                                                               -      -         -      -
Other income                                                                                  -      -         -      -
                                                                                     -----------------------------------

EBIDTA                                                                                    8,448  2,108     2,786  1,365

Depreciation and amortization (4)                                                        (3,592)  (806)     (302)  (344)
Interest expense (4)                                                                     (3,066)  (667)   (1,295)  (606)
Impairment of real estate                                                                     -      -         -      -
Gain on sale of properties                                                                    -      -         -      -
                                                                                     -----------------------------------

Income before minority interest                                                           1,790    635     1,189    415

Minority interest                                                                             -    (17)        -    (11)
                                                                                     -----------------------------------

NET INCOME                                                                               $1,790   $618    $1,189   $404
                                                                                     ===================================

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


                             QUARTERLY SUPPLEMENTAL
                                   DISCLOSURE
                                  June 30, 2004


                           Statements of Operations -
                           Joint Venture Activity (1)
                        -------------------------------
                          Current Quarter and Year-to-
                                      Date
                        -------------------------------
                                 (in thousands)
                        --------------------------------

                                        Current Quarter                                   Previous Quarter

                                         3 months                                            3 months
                                       ended June 30,                                      ended March 31,
                                          2004
                                                                                                2004
                               ------- ---------------------------------------- ----------------------------------------
                                 Pro-     Acadia     Pro-             Pro-  Pro-     Acadia    Pro-             Pro-  Pro-
                                 rata               rata             rata  rata               rata             rata  rata
                                Total  Acquisition share Crossroads share Total  Acquisition share Crossroads share Total
                               ------- ---------------------------------------- ----------------------------------------

PROPERTY REVENUES
Minimum rents                  $4,062      $6,225 $1,383    $1,368 $672 $2,055      $5,854 $1,301    $1,443 $706 $2,007
Percentage rents                   19          17      4         -    -      4          67     15         -    -     15
Expense reimbursements            858         790    176       549  269    445         651    145       546  268    413
Other property income              16           4      1        12    6      7           3      1        17    8      9
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----
                                4,955       7,036  1,564     1,929  947  2,511       6,575  1,462     2,006  982  2,444
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----

PROPERTY EXPENSES
Property operating                683       1,037    230       183   90    320       1,024    228       276  135    363
Real estate taxes                 487         294     65       387  190    255         268     60       351  172    232
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----
                                1,170       1,331    295       570  280    575       1,292    288       627  307    595
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----

NET OPERATING INCOME -
 PROPERTIES                     3,785       5,705  1,269     1,359  667  1,936       5,283  1,174     1,379  675  1,849


OTHER INCOME (EXPENSE)
General and administrative         (6)        (28)    (6)        -    -     (6)          -      -         -    -      -
Property related home office
 expenses                           -           -      -         -    -      -           -      -         -    -      -
Equity in Fund I unconsolidated
 properties (2)                   (18)        (80)   (18)        -    -    (18)          -      -         -    -      -
Lease termination income            -           -      -         -    -      -           -      -         -    -      -
Interest income                    18          80     18         -    -     18           2      -         -    -      -
Asset and property management
 income                             -           -      -         -    -      -           -      -         -    -      -
Asset and property management
 expense( 3)                        -        (516)     -         -    -      -        (516)     -         -    -      -
Straight-line rent income        (306)       (976)  (217)        9    4   (213)       (506)  (112)       39   19    (93)
Straight-line rents written off     -           -      -         -    -      -           -      -         -    -      -
Other income                        -           -      -         -    -      -           -      -         -    -      -
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----

EBIDTA                          3,473       4,185  1,046     1,368  671  1,717       4,263  1,062     1,418  694  1,756

Depreciation and amortization
 (4)                           (1,150)     (1,819)  (404)     (153)(173)  (577)     (1,773)  (402)     (149)(171)  (573)
Interest expense (4)           (1,273)     (1,562)  (333)     (643)(301)  (634)     (1,504)  (334)     (652)(305)  (639)
Impairment of real estate           -           -      -         -    -      -           -      -         -    -      -
Gain on sale of properties          -           -      -         -    -      -           -      -         -    -      -
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----

Income before minority interest 1,050         804    309       572  197    506         986    326       617  218    544

Minority interest                 (28)          -     (5)        -   (3)    (8)          -    (12)        -   (8)   (20)
                                -----       -----  -----     -----  ---  -----       -----  -----     -----  ---  -----

NET INCOME                     $1,022        $804   $304      $572 $194   $498        $986   $314      $617 $210   $524
                               ======        ====   ====      ==== ====   ====        ====   ====      ==== ====   ====


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods.

     The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

     The Company currently invests in two JV's with operating properties. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR
     Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY

(2) AKR Fund I currently invests in 3 properties in which it has 50% interest in and for which it uses the equity method of accounting.

(3) AKR Funds I and II pay asset management and property management fees to Acadia Realty L.P. As such, the Company does not recognize a pro- rata share of these expenses in its consolidated financial statements.

(4) The Company has obtained two interest rate swaps, effectively fixing the interest rate on its pro-rata portion of the mortgage debt from its investment in Crossroads. Acadia's pro-rata share of its interest expense has been adjusted for the effect of these swaps. In addition to its pro-rata share of depreciation, the Company recognizes depreciation on its increased basis in Crossroads.


Statements of Operations - Activity by Source  (1)
-------------------------------------------------
    (in thousands)


                              Year-to-Date                   Current Quarter                  Previous Quarter

                               Six months                      3 months                          3 months
                               ended June 30,                 ended June 30,                    ended March 31,
                                 2004                             2004                             2004


                       Retail  Multi- Corporate Total   Retail  Multi- Corporate Total    Retail Multi- Corporate Total
                               Family                           Family                           Family
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

PROPERTY REVENUES
Minimum rents         $26,125 $3,649       $- $29,774  $13,139 $1,821       $- $14,960  $12,986 $1,828       $- $14,814
Percentage rents          441      -        -     441      207      -        -     207      234      -        -     234
Expense reimbursements  7,661      -        -   7,661    3,574      -        -   3,574    4,087      -        -   4,087
Other property income     139    205        -     344       99    108        -     207       40     97        -     137
                       ------  -----           ------   ------  -----           ------   ------  -----           ------
                       34,366  3,854        -  38,220   17,019  1,929        -  18,948   17,347  1,925        -  19,272
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

PROPERTY EXPENSES
Property operating      6,180  1,785        -   7,965    2,799    962        -   3,761    3,381    823        -   4,204
Real estate taxes       4,764    162        -   4,926    2,291     81        -   2,372    2,473     81        -   2,554
                       ------  -----           ------   ------  -----           ------   ------  -----           ------
                       10,944  1,947        -  12,891    5,090  1,043        -   6,133    5,854    904        -   6,758
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

NET OPERATING INCOME -
 PROPERTIES            23,422  1,907        -  25,329   11,929    886        -  12,815   11,493  1,021        -  12,514
                       ------  -----           ------   ------  -----           ------   ------  -----           ------


OTHER INCOME (EXPENSE)
General and
 administrative             -      -   (2,516) (2,516)       -      -   (1,191) (1,191)       -      -   (1,325) (1,325)
Property related home
 office expenses            -      -   (2,401) (2,401)       -      -   (1,237) (1,237)       -      -   (1,164) (1,164)
Equity in Fund I
 unconsolidated
 properties               (18)     -        -     (18)     (18)     -        -     (18)       -      -        -       -
Lease termination
 income                     -      -        -       -        -      -        -       -        -      -        -       -
Interest income             -      -      618     618        -      -      503     503        -      -      115     115
Asset and property
 management income          -      -    1,552   1,552        -      -    1,007   1,007        -      -      545     545
Other property
 management fees          (42)   (78)       -    (120)     (21)   (37)       -     (58)     (21)   (41)       -     (62)
Straight-line rent
 income                   162      -        -     162      (39)     -        -     (39)     201      -        -     201
Straight-line rents
 written off             (142)     -        -    (142)     (28)     -        -     (28)    (114)     -        -    (114)
Other income                -      -      196     196        -      -       40      40        -      -      156     156
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

EBIDTA                 23,382  1,829   (2,551) 22,660   11,823    849     (878) 11,794   11,559    980   (1,673) 10,866

Depreciation and
 amortization          (8,271)  (700)    (156) (9,127)  (4,270)  (350)     (78) (4,698)  (4,001)  (350)     (78) (4,429)
Interest expense       (6,030)  (749)       -  (6,779)  (3,022)  (373)       -  (3,395)  (3,008)  (376)       -  (3,384)
Impairment of real
 estate                     -      -        -       -        -      -        -       -        -      -        -       -
Gain on sale of
 properties               508      -        -     508      508      -        -     508        -      -        -       -
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

Income before minority
 interest               9,589    380   (2,707)  7,262    5,039    126     (956)  4,209    4,550    254   (1,751)  3,053

Minority interest        (718)   (11)      81    (648)    (460)    (2)      17    (445)    (258)    (9)      64    (203)
                       ------  -----           ------   ------  -----           ------   ------  -----           ------

NET INCOME             $8,871   $369  $(2,626) $6,614   $4,579   $124    $(939) $3,764   $4,292   $245  $(1,687) $2,850
                       ======   ====  =======  ======   ======   ====    =====  ======   ======   ====  =======  ======

(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.


 Statements of Operations - Current v. Historical (1)
----------------------------------------------------
    (in thousands)


                        Current                         Historical          Current Year-                  Historical
                        Quarter                          Quarter              to-Date                      Year-to-
                                                                                                             Date

                               3 months                3 months                   6 months                6 months
                                 ended                   ended                      ended                   ended
                                  June                    June                       June                    June
                                  30,                     30,                        30,                     30,
                                 2004                    2003                       2004                    2003
                       ----------------------- -------------------------- ----------------------- --------------------------

                        Wholly   JV's   Total   Wholly     JV's    Total   Wholly   JV's   Total   Wholly     JV's    Total
                         Owned   (2)             Owned                      Owned   (2)             Owned
                       ----------------------- -------------------------- ----------------------- --------------------------

PROPERTY REVENUES
Minimum rents          $12,905 $2,055 $14,960  $12,389    $2,093 $14,482  $25,712 $4,062 $29,774  $24,245    $3,813 $28,058
Percentage rents           203      4     207       95       (11)     84      422     19     441      389         1     390
Expense reimbursements   3,129    445   3,574    2,896       455   3,351    6,803    858   7,661    6,613       978   7,591
Other property income      200      7     207      147        12     159      328     16     344      298        30     328
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------
                        16,437  2,511  18,948   15,527     2,549  18,076   33,265  4,955  38,220   31,545     4,822  36,367
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------

PROPERTY EXPENSES
Property operating       3,441    320   3,761    3,330       292   3,622    7,282    683   7,965    7,596       653   8,249
Real estate taxes        2,117    255   2,372    1,812       227   2,039    4,439    487   4,926    4,009       430   4,439
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------
                         5,558    575   6,133    5,142       519   5,661   11,721  1,170  12,891   11,605     1,083  12,688
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------

NET OPERATING INCOME -
 PROPERTIES             10,879  1,936  12,815   10,385     2,030  12,415   21,544  3,785  25,329   19,940     3,739  23,679


OTHER INCOME (EXPENSE)
General and
 administrative         (1,185)    (6) (1,191)  (2,449)       (1) (2,450)  (2,510)    (6) (2,516)  (5,145)       (1) (5,146)
Property related home
 office expenses        (1,237)     -  (1,237)       -         -       -   (2,401)     -  (2,401)                         -
Equity in Fund I
 unconsolidated
 properties                  -    (18)    (18)       -         -       -        -    (18)    (18)       -         -       -
Lease termination
 income                      -      -       -        -         -       -        -      -       -        -         -       -
Interest income            485     18     503      164         -     164      600     18     618      414        20     434
Asset and property
 management income       1,007      -   1,007      545         -     545    1,552      -   1,552      943         -     943
Property management
 expense                   (58)     -     (58)     (59)        -     (59)    (120)     -    (120)    (147)        -    (147)
Straight-line rent
 income                    174   (213)    (39)     229      (221)      8      468   (306)    162      470      (359)    111
Straight-line rents
 written off               (28)     -     (28)       -         -       -     (142)     -    (142)       -         -       -
Other income (3)            40      -      40        -         -       -      196      -     196    1,218         -   1,218
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------

EBIDTA                  10,077  1,717  11,794    8,815     1,808  10,623   19,187  3,473  22,660   17,693     3,399  21,092

Depreciation and
 amortization           (4,121)  (577) (4,698)  (3,888)     (565) (4,453)  (7,977)(1,150) (9,127)  (7,489)   (1,035) (8,524)
Interest expense        (2,761)  (634) (3,395)  (2,805)     (648) (3,453)  (5,506)(1,273) (6,779)  (5,531)   (1,216) (6,747)
Impairment of real
 estate                      -      -       -        -         -       -        -      -       -        -         -       -
Gain on sale of
 properties                508      -     508        -         -       -      508      -     508    1,212         -   1,212
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------

Income before minority
 interest                3,703    506   4,209    2,122       595   2,717    6,212  1,050   7,262    5,885     1,148   7,033

Minority interest         (437)    (8)   (445)    (231)      (43)   (274)    (620)   (28)   (648)  (1,025)     (102) (1,127)
                        ------  -----  ------   ------     -----  ------   ------  -----  ------   ------     -----  ------

NET INCOME              $3,266   $498  $3,764   $1,891      $552  $2,443   $5,592 $1,022  $6,614   $4,860    $1,046  $5,906
                        ======   ====  ======   ======      ====  ======   ====== ======  ======   ======    ======  ======


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The Company's equity in the earnings of unconsolidated partnerships is reflected separately for revenues and expenses by calculating it's pro-rata share for each of the above line items. In total, this agrees with the equity in earnings of unconsolidated partnerships as reported in the Company's Form 10Q's and 10K for the corresponding periods.

(2) The Company currently invests in two JV's with operating properties. The first is a 22% interest in Acadia Strategic Opportunity Fund ("AKR Fund I"), which owns, or has an ownership interest in 34 properties totalling approximately 2.6 million square feet. The second JV investment is a 49% interest in a 311,000 square foot shopping center located in White Plains, NY ("Crossroads").

(3) The 2003 activity represents a lump sum additional rent payment received from a tenant in connection with the re- anchoring of the Branch Plaza in Smithtown, NY.

Net Operating Income (NOI) - Same Property Performance (1)
-------------------------------------------------
                 (in thousands)                                    Growth in Same                    Growth in Same
                                                                   Property NOI -                    Property NOI -
                                                                    Continuing                        Continuing
                                                                     Operations                        Operations
                                                 Current Historical  Favorable     Current Historical  Favorable
                                                  Quarter  Quarter  (unfavorable)    Year-  Year-to-  (unfavorable)
                                                                                    to-Date   Date
                                                 --------------------------------  -------------------------------------

Reconciliation of total NOI to same property NOI:
                                                 3 months 3 months                    Six  Six months
                                                   ended    ended                   months    ended
                                                                                     ended
                                                 June 30, June 30,                 June 30, June 30,
                                                    2004      2003                    2004      2003
                                                 -------   -------                 -------   -------

NOI - Wholly owned properties                    $10,879   $10,385                 $21,544   $19,940
NOI - Joint Ventures (Unconsolidated
 partnerships)                                     1,936     2,030                   3,785     3,739
                                                 -------   -------                  -------   -------
                    Total NOI                     12,815    12,415                  25,329    23,679

NOI - Properties Acquired                            (50)        -                  (2,186)   (2,021)
NOI - Redevelopment Properties                         -         -                    (694)     (459)
                                                 -------   -------                 -------   -------

                                                 $12,765   $12,415           2.8%  $22,449   $21,199           5.9%
                                                 =======   =======           ===   =======   =======           ===


    Same property NOI by portfolio component and
                               revenues/expenses:

                                                  Shopping Center                   Shopping Center
                                                      Portfolio                         Portfolio

                                       Revenues  $16,958   $16,249           4.4%  $30,839   $29,803           3.5%
                                       Expenses    5,078     4,597         -10.5%   10,295    10,327           0.3%
                                                  ------    ------           ---    ------    ------           ---
                                                  11,880    11,652           2.0%   20,544    19,476           5.5%
                                                  ------    ------           ---    ------    ------           ---

                                                    Residential                       Residential
                                                   Properties (2                     Properties (2
                                                     properties)                       properties)

                                         Revenues  1,928     1,784           8.1%    3,852     3,581           7.6%
                                         Expenses  1,043     1,021          -2.2%    1,947     1,858          -4.8%
                                                  ------    ------           ---    ------    ------           ---
                                                     885       763          16.0%    1,905     1,723          10.6%
                                                  ------    ------           ---    ------    ------           ---

                                                 $12,765   $12,415           2.8%  $22,449   $21,199           5.9%
                                                 =======   =======           ===   =======   =======           ===


(1) The above amounts includes the pro-rata activity related to the Company's joint ventures.



 QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

       Retail Properties - Detail
       --------------------------


                                -------------------------------------------------------------------------------------
                                            Gross Leasable Area                     Occupancy
                                -------------------------------------------------------------------------------------
                                   Anchors        Shops          Total         Anchors       Shops         Total
                                -------------------------------------------------------------------------------------
 WHOLLY-OWNED PROPERTIES (continued):

             Midwest
             -------

 Illinois
 --------
 Hobson West Plaza                     42,037        57,007          99,044       100.00%       97.88%         98.78%

 Indiana
 -------
 Merrillville Plaza                   101,357       134,246         235,603       100.00%       98.20%         98.97%

 Michigan
 --------
 Bloomfield Towne Square              103,970       113,296         217,266       100.00%       92.38%         96.03%

 Ohio
 ----
 Mad River Station (1)                 58,185        97,536         155,721       100.00%       63.26%         76.99%
                                -------------------------------------------------------------------------------------

     Total - Midwest Region           305,549       402,085         707,634       100.00%       88.04%         93.20%
                                -------------------------------------------------------------------------------------

          Mid-Atlantic
          ------------

 Pennsylvania
 ------------
 Abington Towne Center (2)            184,616        31,739         216,355       100.00%       88.46%         98.31%
 Blackman Plaza                       104,956        16,385         121,341       100.00%       42.72%         92.27%
 Bradford Towne Centre                146,499       110,440         256,939       100.00%       74.90%         89.21%
 East End Center                      176,200       129,658         305,858        28.38%       80.84%         50.62%
 Greenridge Plaza                     129,122        60,513         189,635        48.09%       85.07%         59.89%
 Luzerne Street Shopping Center        54,618         3,370          57,988        25.63%           -          24.14%
 Mark Plaza                           157,595        56,441         214,036       100.00%       79.45%         94.58%
 Pittston Plaza                        67,568        11,926          79,494       100.00%      100.00%        100.00%
 Plaza 422                            145,026        10,000         155,026        71.88%       30.00%         69.18%
 Route 6 Plaza                        119,658        55,849         175,507       100.00%       97.27%         99.13%
                                -------------------------------------------------------------------------------------
      Total - Pennsylvania          1,285,858       486,321       1,772,179        78.64%       79.82%         78.97%
                                -------------------------------------------------------------------------------------

   Total - Mid-Atlantic Region      1,285,858       486,321       1,772,179        78.64%       79.82%         78.97%
                                -------------------------------------------------------------------------------------

                                -------------------------------------------------------------------------------------
  TOTAL WHOLLY-OWNED PROPERTIES     3,266,122     1,879,173       5,145,295        90.14%       85.56%         88.47%
                                -------------------------------------------------------------------------------------

 General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.
 (1) The GLA for this property includes 28,205 square feet of office space.
 (2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
 (3) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.



                   Funds from Operations ("FFO")( 1)
-----------------------------------------------------------------------
                            (in thousands)                                              2004               2003

                                                                             Current  Current Previous  Historic Historic
                                                                             Year-to- Quarter Quarter   Year-to- Quarter
                                                                               Date                       Date

                                                                             6 months   3     3 months  6 months 3 months
                                                                               ended   months   ended     ended   ended
                                                                                       ended
                    Funds from operations ("FFO"):                    Notes June 30,   June   March    June 30, June 30,
                                                                               2004     30,     31,       2003    2003
                                                                                       2004    2004
-----------------------------------------------------------------------      -------- ------- --------  ----------------

Net Income                                                                    $6,614  $3,764   $2,850    $5,906  $2,443
Add back:
Depreciation of real estate and amortization of leasing costs:
     Wholly owned and consolidated subsidiaries                                7,084   3,567    3,517     6,970   3,571
     Unconsolidated subsidiaries                                               1,121     569      552     1,010     551
Income attributable to Operating Partnership units                        (2)    187      72      115       641     203
Gain on sale of properties                                                         -       -        -         -       -
                                                                             -------- ------- --------  ----------------
                                                            FFO - Basic       15,006   7,972    7,034    14,527   6,768
Distributions on Preferred OP Units                                              160      88       72       100      50
                                                                             -------- ------- --------  ----------------
                                                          FFO - Diluted      $15,166  $8,060   $7,106   $14,627  $6,818
                                                                             ======== ======= ========  ================

               Adjusted Funds from operations ("AFFO"):
-----------------------------------------------------------------------
Diluted FFO                                                                  $15,166  $8,060   $7,106   $14,627  $6,818
Straight line rent, net                                                          (20)     67      (87)     (111)     (8)
Non real-estate depreciation                                                     156      78       78       147      76
Amortization of finance costs                                                    293      83      210       388     246
Amortization of cost of management contracts                                     423     379       44         -       -
Tenant improvements                                                           (1,260)   (854)    (406)     (506)   (160)
Leasing commissions                                                             (363)   (137)    (226)      (54)     (9)
Capital expenditures                                                          (1,296)   (477)    (819)   (1,628)   (882)
                                                                             -------- ------- --------  ----------------

                                                                   AFFO      $13,099  $7,199   $5,900   $12,863  $6,081
                                                                             ======== ======= ========  ================

               Funds Available for Distribution ("FAD")
-----------------------------------------------------------------------
AFFO                                                                         $13,099  $7,199   $5,900   $12,863  $6,081
Scheduled prinicpal repayments                                                (2,245) (1,055)  (1,190)   (2,410) (1,185)
                                                                             -------- ------- --------  ----------------

                                                                    FAD      $10,854  $6,144   $4,710   $10,453  $4,896
                                                                             ======== ======= ========  ================

              Total weighted average shares and OP Units:
Basic                                                                         29,197  29,654   28,741    28,448  28,461
                                                                             ======== ======= ========  ================
Diluted                                                                       30,422  30,718   30,126    29,121  29,250
                                                                             ======== ======= ========  ================

                            FFO per share:
FFO per share - Basic                                                   (3,4)  $0.51   $0.27    $0.24     $0.51   $0.24
                                                                             ======== ======= ========  ================
FFO per share - Diluted                                                 (3,4)  $0.50   $0.26    $0.24     $0.50   $0.23
                                                                             ======== ======= ========  ================

 AFFO per share - Basic                                                 (3,4)  $0.44   $0.24    $0.20     $0.45   $0.21
                                                                             ======== ======= ========  ================
 AFFO per share - Diluted                                               (3,4)  $0.43   $0.23    $0.20     $0.44   $0.21
                                                                             ======== ======= ========  ================

 FAD per share - Basic                                                  (3,4)  $0.37   $0.20    $0.16     $0.36   $0.17
                                                                             ======== ======= ========  ================
 FAD per share - Diluted                                                (3,4)  $0.36   $0.20    $0.16     $0.36   $0.17
                                                                             ======== ======= ========  ================


(1) Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

(2)  Reflects OP Unitholders interest in OP net income.

(3) Assumes full conversion of O.P. Units into Common Shares. Diluted FFO assumes conversion of Preferred O.P. Units as well as assumed exercise of outstanding share options. Quarterly Preferred OP Unit distributions are added back for the purposes of calculating diluted FFO. Refer to "Market
     Capitalization" for weighted-average basic and diluted shares.

(4) FFO for the six months ended June 30, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza.




QUARTERLY SUPPLEMENTAL DISCLOSURE
     June 30, 2004


                      Capital Expenditures
-----------------------------------------------------------------

                                                                                 Year-to-Date  Current Previous Previous
                                                                                               Quarter Quarter    Year

                                                                                  Six months     3     3 months   Year
                                                                                                months
                                                                                     ended      ended   ended    ended
                                                                      Notes      June 30, 2004  June    March   December
                                                                                                 30,     31,      31,
                                                                                                 2004    2004     2003
                                                                                 ------------- ------- -------- --------


Leasing Commissions:                                                                     $363    $137     $226      $93
                                                                                 ------------- ------- -------- --------

Tenant Improvements:                                                                    1,260     854      406    1,201
                                                                                 ------------- ------- -------- --------

Capital Expenditures:
Retail                                                                                    970     288      682    2,628
Residential                                                                   (1)         326     189      137    1,378
                                                                                 ------------- ------- -------- --------
                                                                                        1,296     477      819    4,006
                                                                                 ------------- ------- -------- --------

Redevelopments                                                                            553     424      129    8,665
                                                                                 ------------- ------- -------- --------

Total                                                                                  $3,472  $1,892   $1,580  $13,965
                                                                                 ============= ======= ======== ========


Expenditures for real estate and
  improvements as reported on the
  Company's Statement of Cash Flows                                                    $3,083  $1,743   $1,340  $13,531
Expenditures included in deferred leasing                                                 363     137      226      215
Accrued construction costs as of period-end                                                26      12       14      219
                                                                                 ------------- ------- -------- --------
  costs in Statement of Cash Flows                                                     $3,472  $1,892   $1,580  $13,965
                                                                                 ============= ======= ======== ========

(1)  Retail capital expenditures included $1,836 for the year ended December 31.
     2003 related to the complete redesign of the facade at the Bloomfield Town
     Square.





                 QUARTERLY SUPPLEMENTAL DISCLOSURE
                           June 30, 2004




                    Consolidated Balance Sheets
---------------------------------------------------------------------------------
                           (in thousands)
                                                                      June 30,             December 31,
                                                                            2004                      2003
                                                                    -------------       -------------------
ASSETS

Real estate
  Land                                                                   $54,890                   $54,890
  Buildings and improvements                                             370,951                   366,879
  Construction in progress                                                 4,895                     5,859
                                                                    -------------       -------------------
                                                                         430,736                   427,628
Less: accumulated depreciation                                          (107,742)                 (101,090)
                                                                    -------------       -------------------
  Net real estate                                                        322,994                   326,538

Cash and cash equivalents                                                 32,352                    14,663
Cash in escrow                                                             3,745                     3,342
Investments in and advances to unconsolidated partnerships                20,958                    13,630
Investment in management contracts                                         3,577                         -
Rents receivable, net of $1,719 and $1,510 allowance, respectively         5,775                     5,431
Straight-line rents receivable, net of $910 allowance                      5,210                     4,963
Notes Receivable                                                          10,043                     3,586
Prepaid expenses                                                           1,745                     3,127
Due from related parties                                                       -                         -
Deferred charges, net                                                     13,137                    11,173
Other assets                                                               3,340                     1,731
                                                                    -------------       -------------------

                                                                        $422,876                  $388,184
                                                                    =============       ===================

LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable                                                  $214,738                  $190,444
Accounts payable and accrued expenses                                      5,553                     5,804
Dividends and distributions payable                                        4,866                     4,619
Due to related parties                                                        52                        48
Interest rate swap payable                                                 2,129                     4,044
Other liabilities                                                          2,924                     3,806
                                                                    -------------       -------------------
  Total liabilities                                                      230,262                   208,765
                                                                    -------------       -------------------

Minority interest in Operating Partnership                                 7,401                     7,875
Minority interests in majority owned partnerships                          1,774                     1,810
                                                                    -------------       -------------------
  Total minority interests                                                 9,175                     9,685
                                                                    -------------       -------------------

Shareholders' equity:
Common shares                                                                 29                        27
Additional paid-in capital                                               189,937                   177,891
Accumulated other comprehensive income                                    (2,206)                   (4,928)
Unearned Compensation                                                     (1,642)                     (577)
Deficit                                                                   (2,679)                   (2,679)
                                                                    -------------       -------------------
  Total shareholders' equity                                             183,439                   169,734
                                                                    -------------       -------------------

                                                                        $422,876                  $388,184
                                                                    =============       ===================

                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                               June 30, 2004

                         Selected Operating Ratios
---------------------------------------------------------------------------


                                                                              3 months ended June   6 months ended June
                                                                                       30,                  30,

                                                                                  2004        2003     2004       2003
                                                                              ---------   --------- --------   --------
                              Coverage Ratios                              (1)
---------------------------------------------------------------------------

                          Interest Coverage Ratio
EBIDTA                                                                         $11,794     $10,623  $22,660    $21,092
Divided by Interest expense                                                      3,395       3,453    6,779      6,747
                                                                              ---------   --------- --------   --------
                                                                                  3.47  x     3.08 x   3.34  x    3.13

                        Fixed Charge Coverage Ratio
EBIDTA                                                                         $11,794     $10,623  $22,660    $21,092
Divided by ( Interest expense                                                    3,395       3,453    6,779      6,747
                 + Preferred Dividends)                                    (2)      88          50      160        100
                                                                              ---------   --------- --------   --------
                                                                                  3.39  x     3.03 x   3.27  x    3.08

                        Debt Service Coverage Ratio
EBIDTA                                                                         $11,794     $10,623  $22,660    $21,092
Divided by ( Interest expense                                                    3,395       3,453    6,779      6,747
                 + Principal Amortization)                                 (3)   1,055       1,185    2,245      2,410
                                                                              ---------   --------- --------   --------
                                                                                  2.65  x     2.29 x   2.51  x    2.30

                               Payout Ratios
---------------------------------------------------------------------------

                             FFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)
  paid - $0.16 for 2004,  $0.145 for 2003                                       $4,778      $4,141   $9,556     $8,267
FFO                                                                              7,972       6,768   15,006     14,527
                                                                              ---------   --------- --------   --------
                                                                                    60%         61%      64%        57%

                             AFFO Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)                                 $4,778      $4,141   $9,556     $8,267
AFFO                                                                             7,111       6,031   12,939     12,763
                                                                              ---------   --------- --------   --------
                                                                                    67%         69%      74%        65%
                             FAD Payout Ratio
Dividends (Shares) & Distributions (O.P. Units)                                 $4,778      $4,141   $9,556     $8,267
FAD                                                                              6,056       4,846   10,694     10,353
                                                                              ---------   --------- --------   --------
                                                                                    79%         85%      89%        80%

                              Overhead Ratios
---------------------------------------------------------------------------

                         G&A/Real Estate Revenues
General and Administrative expense                                              $1,191      $2,450   $2,516
Real Estate Revenues (Includes pro-rata JV)                                     18,948      18,076   38,220
                                                                              ---------   --------- --------
                                                                                     6%         14%       7%

General and Administrative expense                                              $1,191      $2,450   $2,516
Real Estate Revenues (Includes 100% JV)                                         24,030      23,280   50,811
                                                                              ---------   --------- --------
                                                                                     5%         11%       5%

                              Leverage Ratios
---------------------------------------------------------------------------

Debt/Total Market Capitalization                                           (4)
Debt                                                                          $255,008    $240,077
Total Market Capitalization                                                    668,048     503,613
                                                                              ---------   ---------
                                                                                    38%         48%


Debt + Preferred Equity (Preferred O.P. Units)                                $260,588    $242,289
Total Market Capitalization                                                    668,048     503,613
                                                                              ---------   ---------
                                                                                    39%         48%


Notes:

(1) Quarterly results for 2004 and 2003 are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro- rata share of EBIDTA, interest expense and principal amortization related to the Company's joint venture investments in unconsolidated partnerships.

(2)  Represents preferred distributions on Preferred Operating partnership
     Units.

(3) Includes the Company's pro-rata share of joint venture principal amortization.

(4) FFO for the six months ended ended June 30, 2003 includes a $1,218 ($0.04 per share) lump sum rent payment in connection with a tenant's assignment of an anchor lease at the Branch Plaza. Excluding this amount, the payout ratios for the six months ended June 30, 2003 were: FFO 62%, AFFO 72% and FAD 91%.

(5) Includes the Company's pro-rata share of joint venture debt.




               QUARTERLY SUPPLEMENTAL DISCLOSURE
                         June 30, 2004

 Portfolio Debt - Consolidated Summary
                    (amounts in thousands)




                                                                        % of
                                                                     Wholly-Owned   % of                        Weighted
                                                                        and        Wholly-   % of     Outstanding  Avg.
                                                                    Unconsolidated  Owned    Total
                                                              Notes Combined Basis  Only   Portfolio    Balance   Int.
                                                                         (1)                                      Rate
                                                              ----------------------------------------------------------
 Consolidated Debt
 Fixed-Rate Debt                                                (2)            76%    73%       61%    $155,802    6.60%
 Variable-Rate Debt                                             (2)            24%    27%       23%      58,936    2.54%
                                                                --             --     --        --       ------    ----

 Total Consolidated Debt                                                      100%   100%       84%     214,738    5.49%
                                                                              ===    ===        ==      =======    ====

 Unconsolidated Debt (Joint Ventures)
 Fixed-Rate Debt (1)                                                                            14%      37,798    6.72%
 Variable-Rate Debt (1)                                                                          1%       2,472    3.80%
                                                                                                  -        -----    ----

 Total Unconsolidated Debt                                                                      16%      40,270    6.54%
                                                                                                --       ------    ----

                          Total Debt                                                           100%    $255,008    5.65%
                                                                                               ===     ========    ====



 Notes

(1) The Company is not required to, and does not consolidate its share of joint venture activity for the purposes of preparing its consolidated financial statements under GAAP. This presentation includes a theoretical pro-rata consolidation of the Company's joint venture debt.

(2) Fixed-rate debt includes $86,545 of notional principal fixed through swap transactions. Conversely, variable-rate debt excludes this amount.

                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                            June 30, 2004

                     Debt Analysis - Consolidated Debt
                        (amounts in thousands)
                                                                Principal                 Variable
                                                                Balance at      Interest  Rate as Maturity    Prepayment
                                                                                             of
 Property            Lender                         % of   Notes June 30,           Rate   June 30,   Date      Allowed
                                                   Porfolio        2004                     2004
 -----------------------------------------------------------------------------------------------------------------------

 FIXED-RATE DEBT
 --------------------

 Merrillville Plaza  SunAmerica Life Insurance                                                                   Yes
                      Co.                                         $13,327  6.46%                    7/1/2007
 Crescent Plaza      Metropolitan Life Insurance                                                                 Yes
                      Co.                                           8,444  8.13%                   11/1/2010
 East End Centre     Metropolitan Life Insurance                                                                 Yes
                      Co.                                          15,466  8.13%                   11/1/2010
 GHT Apartments      Bank of America, N.A.                         10,764  7.55%                    1/1/2011      No
 Colony Apartments   Bank of America, N.A.                          5,382  7.55%                    1/1/2011      No
 239 Greenwich Avenue RBS Greenwich Capital                        16,000  5.19%                    6/1/2013      No

 Interest rate swaps Fleet National Bank                     (1)   86,419  6.29%                  Various        Yes
                                                                ---------- -----

 TOTAL FIXED-RATE
  DEBT                                                  73%       155,802  6.60%
                                                                ---------- -----

 VARIABLE-RATE DEBT
 --------------------


 Village Apartments  Sun America Life Insurance                            L+                                    Yes
                      Co.                                           9,058             173    2.84% 10/1/2005
 Walnut Hill Plaza   Washington Mutual Bank, F.A.            (2)    6,672  L+         185    2.98%  1/1/2007     Yes
 Bloomfield Town     Washington Mutual Bank, F.A.                          L+                                    Yes
  Square                                                     (2)   13,106             185    2.98%  1/1/2007
 Elmwood Park        Washington Mutual Bank, F.A.                          L+                                    Yes
  Shopping Center                                            (3)   12,500             150    2.63%11/22/2007
 Marketplace of      Fleet National Bank                                   L+                                    Yes
  Absecon                                                    (4)    7,000             150    2.68%  3/1/2008
 Soundview           Fleet National Bank                                   L+                                    Yes
  Marketplace                                                (5)    8,535             140    2.51% 12/1/2008
 Bradford Towne      Washington Mutual Bank, F.A.                          L+                                    Yes
  Center                                                            5,976             150    2.63%  4/1/2011
 Ledgewood Mall      Washington Mutual Bank, F.A.                  25,896  L+         150    2.63%  4/1/2011     Yes
 New Loudon Center   Washington Mutual Bank, F.A.                   7,968  L+         150    2.63%  4/1/2011     Yes
 Abington Towne      Fleet National Bank                                   L+                                    Yes
  Center                                                     (6)                      105    2.18% 6/29/2012
 Branch Shopping     Fleet National Bank                                   L+                                    Yes
  Center                                                     (6)                      105    2.18% 6/29/2012
 Methuen Shopping    Fleet National Bank                                   L+                                    Yes
  Center                                                     (6)   39,713             105    2.18% 6/29/2012
 Gateway Shopping    Fleet National Bank                                   L+                                    Yes
  Center                                                     (6)                      105    2.18% 6/29/2012
 Town Line Plaza     Fleet National Bank                     (6)           L+         105    2.18% 6/29/2012     Yes
 Village Commons     Fleet National Bank                                   L+                                    Yes
  Shopping Center                                          (6,7)    8,931             105    2.18% 6/29/2012

 Interest rate swaps Fleet National Bank                          (86,419)
                                                                ----------

 TOTAL VARIABLE-RATE                                                       L+
  DEBT                                                  27%        58,936             141    2.54%
                                                 ----------     ----------                --------

 TOTAL PORTFOLIO DEBT                                  100%      $214,738                    5.49%
                                                 ==========     ==========                ========

--------------------------------------------------------------------------------

 Notes:
 ------

(1) The Company has hedged $86,419 of it's variable-rate debt with five variable to fixed-rate swap agreements as follows:

  Notional principal         All-in Rate           Spread  Swap  Forward        Maturity
  ------------------         -----------           ------  rate  Start            Date
                                                                   Date
                                                           ----  -------        --------

             $30,000                        6.55%     1.75% 4.80%      n/a        4/1/2005
              20,000                        6.28%     1.75% 4.53%      n/a       10/1/2006
              15,499                        6.17%     1.85% 4.32%      n/a        1/1/2007
              11,989                        5.86%     1.75% 4.11%      n/a        1/1/2007
               8,931                        6.22%     1.75% 4.47%      n/a        6/1/2007
               -----                        ----      ----  ----
             $86,419                        6.29%     1.77% 4.52%
             =======                        ====      ====  ====


The Company has hedged $62,151 of future variable-rate debt with three forward-starting variable to fixed-rate swap agreements as follows:

              $4,640                        6.11%     1.40% 4.71% 10/2/2006        1/1/2010
              37,667                        5.85%     1.50% 4.35%  4/1/2005        1/1/2011
              11,410                        6.30%     1.40% 4.90% 10/2/2006       10/1/2011
               8,434                        6.54%     1.40% 5.14%  6/1/2007        3/1/2012
               -----                        ----      ----  ----
             $62,151                        6.04%     1.46% 4.58%
             =======                        ====      ====  ====

(2) There is an additional $5,000 (less certain holdbacks totalling $600) currently available under this facility which the Company is required to fully draw down prior to December 2004.

(3) This is a revolving facility for up to $20,000 which bears interest at LIBOR plus 150 basis points (3.30% all- in rate floor). On July 1, 2004, this balance was paid down in its entirety.

(4) This is a revolving facility for up to $7,400 which bears interest at LIBOR plus 150 basis points (175 basis points if the loan to collateral value is greater than 50%). On July 1, 2004, this balance was paid down in its entirety.

(5)  There is an additional $5,000 available under this facility.

(6) The current spread of 105 basis points "(bps") is in effect through December 31, 2004 and thereafter increase to a 140 bps through maturity. There is an additional $6,187 currently available under this facility. The total facility amortizes

(7)  There is an additional $3,169 available under this facility.



                                       QUARTERLY SUPPLEMENTAL DISCLOSURE
                                            June 30, 2004
                                     Debt Analysis - Unconsolidated Debt
                                              (Joint Ventures)



                                                                  Acadia  Principal Acadia's           Variable
                                                                   Realty
                                    Lender/                        Trust   Balance  Prorata    Interest Rate as Maturity
                                                                              at                         of
 FIXED-RATE DEBT                    Joint Venture Partner        Ownership June 30,  Share        Rate  June 30, Date
 ---------------                    ---------------------        ---------  -        ----    ---------  -------- ----
                                                                             2004                       2004
                                                                             ----                       ----

Crossroads Shopping Center (1)     Bank of New York/                 49.0% $32,632 $15,990       7.16%        10/1/2007
                                      Heyman-Greenburgh
                                       Associates LLC and
                                      RMC Development Company LLC

Brandywine Town Center             UBS Warburg Real Estate
                                     Investments, Inc./              22.2%  30,000   6,667       4.69%        2/11/2008
                                      AKR Fund I

Kroger Portfolio (2)               Cortlandt Deposit
                                     Corporation/                    16.7%  12,375   2,063       6.62%         2/1/2009
                                      AKR Fund I

Safeway Portfolio (2)              Cortlandt Deposit
                                     Corporation/                    16.7%  12,232   2,039       6.51%        1/15/2009
                                      AKR Fund I

Brandywine Town Center             UBS Warburg Real Estate
                                     Investments, Inc./              22.2%  21,363   4,747       7.01%        7/11/2012
                                      AKR Fund I

Market Square Shopping Center      UBS Warburg Real Estate
                                     Investments, Inc./              22.2%  16,212   3,603       7.32%        6/11/2012
                                      Acadia Strategic
                                       Opportunity Fund

Amherst Marketplace                The Ohio National Life
                                     Insurance Company/
                                      AKR Fund I                     22.2%   4,868   1,082       8.20%         6/1/2022

Sheffield Crossing                 Canada Life Insurance
                                     Company/
                                      AKR Fund I                     22.2%   7,230   1,607       8.00%         1/1/2023
                                                                          -------- ---------   --------

 TOTAL/WEIGHTED AVERAGE - FIXED-RATE UNCONSOLIDATED DEBT                   136,912  37,798       6.72%
                                                                          -------- ---------   --------


 VARIABLE-RATE DEBT
 -----------------------------------


 Haygood Shopping Center (3)        GECC
                                      AKR Fund I                     11.1%   6,270     697  L+    325    4.63% 6/7/2005

 Sterling Heights Shopping Center   Wells Fargo Bank, NA
  (3)
                                      AKR Fund I                     11.1%   4,416     491  L+    300    4.38% 5/1/2005

 Granville Center                   Bank One, NA/
                                      AKR Fund I                     22.2%   5,780   1,284  L+    200    3.13%10/5/2007
                                                                          -------- ---------           --------

 TOTAL/WEIGHTED AVERAGE - VARIABLE-RATE UNCONSOLIDATED DEBT                 16,466   2,472       3.80%
                                                                          ------- ---------   --------

 TOTAL/WEIGHTED AVERAGE - ALL UNCONSOLIDATED DEBT                         $153,378 $40,270               6.54%
                                                                          ======== =========           ========


 Notes:
 ------

(1) Although this is variable debt, Acadia has effectively fixed its pro-rata share of debt through two swap transactions. $5,000 is fixed at 7.53% and the remaining balance is fixed at 6.99%.

(2) AmCap, AKR Fund I's joint venture partner on this investment, is allocated 25% of the debt and equity. As such Fund I's pro-rata share of the above debt is 75% x 22.22%, or 16.7%.

(3) AKR Fund I is a 50% joint venture partner on this investment. As such, Fund I's pro-rata share of the above debt is 50% x 22.22%, or 11%.



           QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

                 Future Debt Maturities
--------------------------------------------------------
                     (in thousands)                                                       Weighted Average Interest Rate
                                                                                           of Maturing Debt
                                                                                  --------------------------------------



           Consolidated Debt
                                           Scheduled
                 Year                    Amortization     Maturities     Total    Total Debt Fixed- Variable-Rate Debt
                 ----                    ------------     ----------     -----    ----------        -------------------
                                                                                              Rate
                                                                                              Debt
                                                                                              ----

                                  2004           $1,500            $-      $1,500        n/a   n/a                  n/a
                                  2005            3,691         8,714      12,405       2.84%  n/a                 2.84%
                                  2006            4,271             -       4,271        n/a   n/a                  n/a
                                  2007            4,365        43,202      47,567       3.89% 6.46%                2.84%
                                  2008            5,012        14,976      19,988       2.59%  n/a                 2.59%
              Thereafter                         19,086       109,921     129,007       4.53% 7.12%                2.43%
                                       -------------------------------------------
                                                $37,925      $176,813    $214,738
                                       ===========================================


 Unconsolidated Debt (Joint Ventures) (1)



                                  2004              279             -         279        n/a   n/a                  n/a
                                  2005            1,386         1,161       2,547       4.52%  n/a                 4.52%
                                  2006            1,418             -       1,418        n/a   n/a                  n/a
                                  2007            1,245        16,033      17,278       6.86% 7.16%                3.13%
                                  2008            1,018         6,667       7,685       4.69% 4.69%                 n/a
              Thereafter                          3,620         7,443      11,063       7.14% 7.14%                 n/a
                                       -------------------------------------------
                                                 $8,966       $31,304     $40,270
                                       ===========================================



--------------------------------------------------------------------------------

Capitalized interest related to the Company's development projects is as follows:
    (in thousands)
                       1st Quarter 2004             $93
                       2nd Quarter 2004              74
                       3rd Quarter 2004               -
                       4th Quarter 2004               -
                                       -----------------

                           Year-to-Date            $167
                                       =================



(1) The above amounts represent the Company's pro-rata share of joint venture mortgage debt.

            QUARTERLY SUPPLEMENTAL DISCLOSURE
                      June 30, 2004


                 Unencumbered Properties
---------------------------------------------------------



                         Center                                 Location            GLA
-------------------------------------------------------------------------------------------

Berlin Shopping Center                                   Berlin, NJ                188,755

Blackman Plaza                                           Wilkes-Barre, PA          121,341

Greenridge Shopping Center                               Scranton, PA              189,635

Hobson West Plaza                                        Naperville, IL             99,044

Luzerne Street Shopping Center                           Scranton, PA               57,988

Mad River Station                                        Dayton, OH                155,721

Mark Plaza                                               Edwardsville, PA          214,036

Pacesetter Park Shopping Center                          Ramapo, New York           96,522

Pittston Plaza                                           Pittston, PA               79,494

Plaza 422                                                Lebanon, PA               155,026

Route 6 Plaza                                            Honesdale, PA             175,507
                                                                               ------------

Total GLA of Unencumbered Properties                                             1,533,069
                                                                               ============

Total net operating income for the year ended December 31, 2003
  associated with unencumbered properties                                           $7,294
                                                                               ============




              QUARTERLY SUPPLEMENTAL DISCLOSURE
                 June 30, 2004

Acadia Strategic Opportunity Fund, LLC ("Fund I") - Overview
----------------------------------------------------------------------------------------------------------------------



Item                                           Notes        Description
------------------------------------------------------------------------------------------------------------------------

Date formed                                                 September 2001

Capital commitment                                          $90 million

Funding                                                     $55 million currently funded
                                                            $15 million estimated future earnout payments related to
                                                (1)             Brandywine Town Center
                                                (2)         $20 million allocated for RCP Fund investments

Partnership structure

Equity Contribution:                                        22.22% - Acadia
                                                            77.78% - Four institutional investors (current significant shareholders in Acadia as well)

Cash flow distribution:                                     22.22% - Acadia
                                                            77.78% - Four institutional investors

Promote:                                                    20% to Acadia once all partners (including Acadia) have
                                                             received 9% preferred return and return of equity

                                                            Remaining 80% is distributed to all the partners (including
                                                             Acadia).


Fees to Acadia                                              Asset management fee equal to 1.5% of total committed
                                                             capital ($70 million which excludes Acadia's $20 million))

                                                            Property management fee equal to 4% of gross property
                                                             revenues

                                                            Market rate leasing fees

                                                            Construction/project management fees equal to the lesser of
                                                             7.5% of hard costs or allocable costs of Acadia


Mortgage Debt                                   (3)          $115.4 million

                                                             90% ($104.3 million) fixed-rate and 10% floating ($11.1
                                                              million) at a total blended rate of 6.2%



(1) See details of this property in Joint Venture Properties - Detail
(2) See details of the RCP Venture on the following page
(3) See details of this debt in Section II of this supplement



         QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

Acadia Strategic Opportunity Fund II, LLC ("Fund II") - Overview
--------------------------------------------------------------------------------



Item                                   Notes            Description
--------------------------------------------------------------------------------

Date formed                                             June 15, 2004

Properties owned                                        Currently none



Partnership structure

Equity Contribution:                                    20% - Acadia
                                                        80% - Six institutional investors (Three are current
                                                                 shareholders in Acadia as well)

Cash flow distribution:                                 20% - Acadia
                                                        80% - Six institutional investors

Promote:                                                20% to Acadia once all partners (including Acadia) have received
                                                         8% preferred return and return of equity

                                                        Remaining 80% is distributed to all the partners (including
                                                         Acadia).


Fees to Acadia                                          Asset management fee equal to 1.5% of total committed capital
                                                         (For the first 12 months, calculated on $200 million,
                                                        therafter on $240 million which excludes Acadia's $60 million)


                                                        Property management fee equal to 4% of gross property revenues

                                                        Market rate leasing fees

                                                        Construction/project management fees equal to the lesser of 7.5%
                                                         of hard costs or allocable costs of Acadia


Mortgage Debt                                           Currently none




  QUARTERLY SUPPLEMENTAL DISCLOSURE
      June 30, 2004

Retailer Controlled Property ("RCP") Venture - Overview
--------------------------------------------------------------------------------

*** Note - The RCP Venture is not a separate AKR Fund, rather it is a venture in which AKR Funds I and II are anticipated to invest $20 million and $40 million of equity, respectively, for a total of $60 million of equity. ***



Item                      Notes         Description
--------------------------------------------------------------------------------

Date formed                             January 2004

Targeted investments                    The Venture has been formed to invest in surplus or distressed properties owned or controlled by retailers

Partnership structure

Equity Contribution:                    Up to $300 million of total equity

                                        Up to 20% ($60 million) - AKR Fund I ($20 milion) and Fund II ($40 million)

                                        80% - Klaff Realty LP and Lubert-Adler

Cash flow distribution:                 20% - AKR Funds
                                        80% - Four institutional investors

Promote:                                20% to Klaff once all partners (including Klaff) have received 10% preferred return and return of equity
                                          (50% of first $40 million of AKR Fund equity is not subject to this promote)

                                        Remaining 80% is distributed to all the partners (including Klaff).

Fees to Acadia                          Property management fees

                                        Market rate leasing fees and construction/project management

                                        Disposition fees





  QUARTERLY SUPPLEMENTAL DISCLOSURE
        June 30, 2004

 AKR Fund I Properties - Detail
-------------------------------


                     Fund I's
                    Ownership        Gross Leasable             Occupancy
                                           Area
                                    ---------------------------------------------------
                                   % Anchors   Shops    Total    Anchors  Shops  Total
              -------------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------
Amherst
 Marketplace                    100%   76,737   3,200    79,937   100.00%100.00%100.00%
Granville
 Centre                         100%   90,047  41,496   131,543    38.81% 51.57% 42.84%
Sheffield
 Crossing                       100%   59,159  53,655   112,814   100.00% 88.11% 94.35%
                                    ---------------------------------------------------
   Total -
   Midwest
    Region                            225,943  98,351   324,294    75.61% 73.08% 74.85%
                                    ---------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (1)                            100%  610,157       -   610,157    96.70%     -  96.70%
Market Square
 Shopping
 Center                         100%   31,375  56,387    87,762   100.00%100.00%100.00%
                                    ---------------------------------------------------
 Total - Mid-
   Atlantic                           641,532  56,387   697,919    96.86%100.00% 97.12%
                                    ---------------------------------------------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)                              75%1,018,100       - 1,018,100   100.00%     - 100.00%
                                    ---------------------------------------------------


 Subtotal -
    Fund I
  Operating
  Properties                        1,885,575 154,738 2,040,313    96.01% 82.89% 95.02%
                                    ---------------------------------------------------

   Fund I
 Redevelopment
  Properties
--------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)                             50%   98,400  56,082   154,482    71.54% 54.01% 65.18%
Tarrytown
 Shopping
 Center (New
 York) (3)                       50%   25,288   9,687    34,975     0.00% 93.69% 25.95%
Hitchcock
 Plaza (South
 Carolina)( 3)                   90%  170,928  60,635   231,563    49.41% 79.47% 57.28%
Haygood
 Shopping
 Center
 (Virginia)
 (3)                             50%   67,600  94,004   161,604    59.91% 92.95% 79.13%
                                    ---------------------------------------------------

 Subtotal -
    Fund I
 Redevelopment
  Properties                          362,216 220,408   582,624    53.93% 79.37% 63.55%
                                    ---------------------------------------------------

 Fund I Grand
     Total                          2,247,791 375,146 2,622,937    89.23% 80.82% 88.03%
                                   ===================================================



  QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

 AKR Fund I Properties - Detail
-------------------------------


              -------------------------------------------------------------------
                                                             Annualized
                                                               Base Rent
                     Annualized Base Rent                   per Occupied Square
                                                                     Foot
              -------------------------------------------------------------------
                      Anchors           Shops      Total    Anchors Shops  Total
              -------------------------------------------------------------------



   Midwest
--------------

Ohio
--------------
Amherst
 Marketplace                $765,711    $33,396    $799,107  $9.98 $10.44 $10.00
Granville
 Centre                      402,085    267,625     669,710  11.51  12.51  11.89
Sheffield
 Crossing                    620,578    526,136   1,146,714  10.49  11.13  10.77
              -------------------------------------------------------------------
   Total -
   Midwest
    Region                 1,788,374    827,157   2,615,531  10.47  11.51  10.78
              -------------------------------------------------------------------

 Mid-Atlantic
--------------

Delaware
--------------
Brandywine
 Town Center
 (1)                       8,309,236          -   8,309,236  14.08      -  14.08
Market Square
 Shopping
 Center                      365,712  1,259,210   1,624,922  11.66  22.33  18.52
              -------------------------------------------------------------------
 Total - Mid-
   Atlantic                8,674,948  1,259,210   9,934,158  13.96  22.33  14.66
              -------------------------------------------------------------------

   Various
--------------
Kroger/Safeway
 Portfolio (25
 Properties)(
 2)                        9,965,897          -   9,965,897   9.79      -   9.79
              -------------------------------------------------------------------


 Subtotal -
    Fund I
  Operating
  Properties              20,429,219  2,086,367  22,515,586  11.28  16.27  11.61
              -------------------------------------------------------------------

   Fund I
 Redevelopment
  Properties
--------------

Sterling
 Heights
 Shopping
 Center
 (Michigan)
 (3)                         281,600    236,204     517,804   4.00   7.80   5.14
Tarrytown
 Shopping
 Center (New
 York) (3)                         -    236,879     236,879      -  26.10  26.10
Hitchcock
 Plaza (South
 Carolina)( 3)               342,607    372,125     714,732   4.06   7.72   5.39
Haygood
 Shopping
 Center
 (Virginia)
 (3)                          56,700    742,295     798,995   1.40   8.50   6.25
              -------------------------------------------------------------------

 Subtotal -
    Fund I
 Redevelopment
  Properties                 680,907  1,587,503   2,268,410   3.49   9.08   6.13
              -------------------------------------------------------------------

 Fund I Grand
     Total               $21,110,126 $3,673,870 $24,783,996  10.53  12.12  10.73
              ===================================================================


General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1)  Does not include approximately 240,000 square feet of new space in Phase
     II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.

(2)  AKR Fund I has a 75% economic interest in this portfolio of 25
     Kroger/Safeway triple-net leases.

(3)  AKR Fund I has a 50% interest in these properties.




               QUARTERLY SUPPLEMENTAL DISCLOSURE
                  June 30, 2004

                   ACADIA STRATEGIC OPPORTUNITY FUND
              Top 10 Tenants - Ranked by Annualized Base Rent
--------------------------------------------------------------------
                                                                                                     Percentage of Total
                                                                                                       Represented by
                                                                                                            Tenant
                                                                                                     -------------------
                                                   Number of
                                                   Stores in                Total        Annualized    Total  Annualized
                                                                                             Base                Base
Ranking               Tenant                     JV Portfolio                GLA           Rent (1)  Portfolio Rent (2)
                                                                                                      GLA (2)
------------------------------------------------------------------------------------------------------------------------

     1 Safeway (3)                                               13              467,300  $3,495,932     21.5%     16.3%
     2 Kroger (4)                                                13              595,166   3,798,756     27.4%     17.7%
     3 Lowe's                                                     1              140,000   1,925,000      6.5%      9.0%
     4 Giant Eagle                                                2              135,896   1,386,289      6.3%      6.5%
     5 Transunion Settlement (5)                                  1               39,714     884,771      1.8%      4.1%
     6 Bed, Bath & Beyond                                         1               45,114     868,426      2.1%      4.0%
     7 Regal Cinema                                               1               65,641     821,825      3.0%      3.8%
     8 Target                                                     1              138,000     800,000      6.4%      3.7%
     9 Dick's Sporting Goods                                      1               50,000     700,000      2.3%      3.3%
    10 Michaels                                                   1               24,876     547,272      1.1%      2.6%
                                                                  -               ------     -------      ---       ---

                      Total                                      35            1,701,707 $15,228,271     78.4%     71.0%
                                                                 ==            ========= ===========     ====      ====

(1) Base rents do not include percentage rents (except where noted), additional rents for property expense reimbursements, and contractual rent escalations due after the date of this report.

(2) GLA does not include approximately 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the JV on an "earnout basis" only if, and when it is leased. Square footage and base rents for the Kroger/Safeway portfolio and other properties for which Fund
     I owns less than 100% are pro-rated to reflect the Funds partial ownership.

(3) Safeway has sub-leased 7 of these locations to supermarket tenants, 1 location to a non-supermarket tenant and ceased operations at one other location. Safeway is obligated to pay rent through the full term of all these leases which expire in 2009.

(4) Kroger has sub-leased 4 of these locations to supermarket tenants, 2 locations to a non-supermarket tenant and ceased operations at one other location. Kroger is obligated to pay rent through the full term of all these leases which expire in 2009.

(5)  Subsidiary of Transunion





                             QUARTERLY SUPPLEMENTAL DISCLOSURE
                               June 30, 2004

                               Retail Properties - Summary  Listing
                               ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------

NEW YORK REGION
----------------------------

          New York

Soundview Marketplace       Port                                         King Kullen Clearview
                             Washington                                   2007/2022  Cinema
                                               1998 (A)182,865       93%             2010/2030    $2,685,008     $15.84

Village Commons Shopping    Smithtown                                               Daffy's
 Center                                        1998 (A) 87,306       96%             2008/2028     2,049,045      24.34
                                                                                    Walgreens
                                                                                     2021/--

Branch Shopping Plaza       Smithtown                                    Waldbaum's
                                                                          (A&P)
                                               1998 (A)125,676       96%  2013/2028                2,245,855      18.67

New Loudon Center           Latham                                       Price      Marshalls
                                                                          Chopper    2004/2009
                                               1982 (A)254,530      100%  2015/2035                1,662,859       6.53
                                                                                    Bon Ton
                                                                                     Department
                                                                                     Store
                                                                                     2014/2034
                                                                                    Raymor &
                                                                                     Flanigan
                                                                                     Furniture
                                                                                     2019/2034
Pacesetter Park Shopping    Pomona                                       Stop & Shop
 Center                                                                   (Ahold)
                                               1999 (A) 96,522       83%  2020/2040                  885,107      10.99

         New Jersey

Elmwood Park Shopping CenterElmwood Park                                 Pathmark   Walgreen's
                                               1998 (A)149,085      100%  2017/2052  2022/2062     3,301,633      22.15

Marketplace of Absecon      Absecon                                      Acme       Eckerd Drug
                                               1998 (A)105,251       94%  2015/2055  2020/2040     1,530,747      15.50

Berlin Shopping Center      Berlin                                       Acme       Kmart
                                               1994 (A)188,755       79%  2005/2015  2009/2049       792,503       5.33

Ledgewood Mall              Ledgewood                                               Wal-mart
                                               1983 (A)517,923       87%             2019/2049     4,299,315       9.59
                                                                                    Macy's
                                                                                     2005/2025
                                                                                    The Sports'
                                                                                     Authority
                                                                                     2007/2037
                                                                                    Circuit City
                                                                                     2020/2040
                                                                                    Marshalls
                                                                                     2007/2027


NEW ENGLAND REGION
----------------------------

        Connecticut

Town Line Plaza             Rocky Hill                                   Stop & Shop Wal-mart (not
                                               1998 (A)206,178      100%  2023/2063  owned)        1,555,061      14.28

239 Greenwich Avenue        Greenwich                                               Restoration
                                                                                     Hardware
                                               1998 (A) 16,834      100%             2015/2025     1,254,282      74.51
                                                                                    Chico's
                                                                                     Fashion
                                                                                     2010/2020
       Massachusetts

Methuen Shopping Center     Methuen                                      DeMoulas   Wal-mart
                                                                          Market     2011/2051
                                               1998 (A)130,238      100%  2005/2015                  828,772       6.36

Crescent Plaza              Brockton                                     Shaw's     Home Depot
                                               1984 (A)218,277      100%  2012/2042  2021/2056     1,693,430       7.76

        Rhode Island

Walnut Hill Plaza           Woonsocket                                   Shaw's     Sears
                                               1998 (A)285,829       99%  2013/2043  2008/2033     2,155,145       7.63

          Vermont

The Gateway Shopping Center Burlington                                   Shaw's
                                               1999 (A)100,213       85%  2024/2054                1,565,632      18.42
MIDWEST REGION
----------------------------

          Illinois

Hobson West Plaza           Naperville                                    Bobak's
                                                                          Market and
                                                                          Restaurant
                                               1998 (A) 99,044       99%  2007/2032                1,155,173      11.81
                                                                          (specialty
                                                                           grocery)
          Indiana

Merrillville Plaza          Merrillville                                            TJ Maxx
                                               1998 (A)235,603       99%             2009/2014     2,595,261      11.13
                                                                                    JC Penney
                                                                                     2008/2018
                                                                                    OfficeMax
                                                                                     2008/2028

          Michigan

Bloomfield Town Square      Bloomfield                                   Costco (notTJ
                             Hills             1998 (A)217,266       96%  owned)     Maxx 2009/2014 2,065,643       9.90
                                                                                    Marshall's
                                                                                     2011/2026
                                                                                    Home Goods
                                                                                     2010/2025

            Ohio

Mad River Station           Dayton                                                  Babies "R" Us
                                               1999 (A)155,721       77%             2005/2020     1,427,021      11.90
                                                                                    Office Depot
                                                                                     2005/2010




                             QUARTERLY SUPPLEMENTAL DISCLOSURE
                               June 30, 2004

                               Retail Properties - Summary  Listing
                               ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------
MID-ATLANTIC REGION
----------------------------------

           Pennsylvania

Abington Towne Center             Abington                                                 TJ Maxx
                                                      1998 (A)  216,355    98%              2010/2020    846,924  15.38
                                                                                           Target
                                                                                            (not
                                                                                            owned)

Blackman Plaza                    Wilkes-Barre                                             Kmart
                                                      1968 (C)  121,341    92%              2009/2049    261,504   2.34

Bradford Towne Centre             Towanda                                        P&C Foods Kmart
                                                                                  (Penn     2019/2069
                                                                                  Traffic)
                                                      1993 (C)  256,939    89%    2014/2024            1,421,531   6.20


East End Center                   Wilkes-Barre                                   Price
                                                                                  Chopper
                                                      1986 (C)  305,858    51%    2008/2028              960,940   6.21

Greenridge Plaza                  Scranton                                       Giant Food
                                                                                  (Ahold)
                                                      1986 (C)  189,635    60%    2021/2051              743,446   6.55

Luzerne Street Shopping Center    Scranton                                                 Eckerd
                                                                                            Drug
                                                      1983 (A)   57,988    24%              2009/2019    105,000   7.50

Mark Plaza                        Edwardsville                                   Redner's  Kmart
                                                                                  Markets   2009/2054
                                                      1968 (C)  214,036    95%    2018/2028              985,485   4.87


Pittston Plaza                    Pittston                                       Redner's  Eckerd
                                                                                  Market    Drugs
                                                      1994 (C)   79,494   100%    2018/2028 2006/2016    612,262   7.70


Plaza 422                         Lebanon                                                  Home Depot
                                                      1972 (C)  155,026    69%              2021/2056    444,020   4.14



Route 6 Mall                      Honesdale                                      Weis      Kmart
                                                                                  Markets   2020/2070
                                                                                  (not
                                                      1994 (C)  175,507    99%    owned)               1,063,283   6.11
                                                              ----------                             -------------------


                                                              5,145,295                              $43,191,887 $10.25
                                                              ==========                             ===================


                             QUARTERLY SUPPLEMENTAL DISCLOSURE
                               June 30, 2004

                               Retail Properties - Summary  Listing
                               ------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                                      Property Totals
                                                                                                  ----------------------
                                              Year                        Grocery    Other Anchor  Annualized Annualized
                                                                            Anchor
                                         Constructed(C)        Occupancy  Current   Current Lease     Base       Base
                                                                          Lease and       and
      Shopping Center         Location    Acquired(A)     GLA              Option      Option         Rent     Rent psf
                                                                       %  Expiraton    Expiraton
------------------------------------------------------------------------------------------------------------------------


JOINT VENTURE PROPERTIES
-----------------------------------------
(excludes jont venture owned Kroger/Safeway
 Portfolio)

NEW YORK REGION
-----------------------------------------

                New York

Crossroads Shopping Center               White                             Waldbaum's  Kmart
                                          Plains                            (A&P)       2012/2037
                                                       1998   309,848  96%  2007/2032                 $5,380,096 $17.99
(49% JV interest)                                                                      B. Dalton
                                                                                        2012/2022
                                                                                       Modell's
                                                                                        2009/2019


MID-ATLANTIC REGION
-----------------------------------------

                Delaware

Brandywine Town Center (1)               Wilmington 2003 (A)  610,157  97%                             8,309,236  14.08
(22% JV interest)

Market Square Shopping Center            Wilmington                        Trader Joe'sTJ Maxx
                                                                            (specialty  2006/2016
                                                    2003 (A)   87,762 100%  grocery)                   1,624,922  18.52
(22% JV interest)                                                            2013/2028



MIDWEST REGION
-----------------------------------------

                  Ohio

Amherst Marketplace                      Cleveland                         Giant Eagle
                                                    2002 (A)   79,937 100%  2021/2041                    799,107  10.00
(22% JV interest)

Granville Centre                         Columbus                                      California
                                                                                        Fitness
                                                    2002 (A)  131,543  43%              2017/2027        669,710  11.89
(22% JV interest)

Sheffield Crossing                       Cleveland                         Giant Eagle
                                                    2002 (A)  112,814  94%  2022/2042                  1,146,714  10.77
(22% JV interest)

JV REDEVELOPMENTS
-----------------------------------------

                Michigan

Sterling Heights Shopping Center         Detroit                                       Burlington
                                                                                        Coat Factory
                                                    2004 (A)  154,482  65%              2024/--          517,804   5.14

                New York

Tarrytown Shopping Center                Westchester                                   Walgreen's
                                                                                        Drug (Under
                                                    2004 (A)   34,975  26%              construction)    236,879  26.10

             South Carolina

Hitchcock Plaza                          Aiken                             Kroger
                                                                            Supermarket
                                                    2004 (A)  231,563  57%  2007/2032                    714,732   5.39

                Virginia

Haygood Shopping Center                  Virginia                                      Rose's
                                          Beach                                         Department
                                                    2004 (A)  161,604  79%              Store 2009/--    798,995   6.25
                                                            ----------                               -------------------


                                                            1,914,685                                $20,198,195 $12.71
                                                            ==========                               ===================

(1) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(2) Kmart has notified the Company of its intention to exercise its option to renew the lease for this space upon the expiration of the current lease term.


QUARTERLY SUPPLEMENTAL DISCLOSURE
 June 30, 2004


  Retail Properties by Region
---------------------------
(excludes joint venture
 owned Kroger/Safeway
 Portfolio)


                -------------------------------------------------------------------------------------------------------------
                                                                                                        Annualized Base Rent
                Gross Leasable Area           Occupancy               Annualized Base Rent              per Occupied Square
                                                                                                                 Foot
                -------------------------------------------------------------------------------------------------------------
 Wholly-Owned
   Properties
----------------
                 Anchors    Shops     Total    Anchors  Shops Total   Anchors      Shops       Total    Anchors Shops Totals
                    (1)
                -------------------------------------------------------------------------------------------------------------


New York Region 1,033,835   674,078 1,707,913    95.43% 84.16%90.98% $9,578,328  $9,873,744 $19,452,072  $9.71 $17.41 $12.52
  New England     640,880   316,689   957,569   100.00% 94.19%98.08%  6,124,752   2,927,570   9,052,322  11.27   9.81  10.75
    Midwest       305,549   402,085   707,634   100.00% 88.04%93.20%  2,409,051   4,834,047   7,243,098   7.88  13.66  10.98
  Mid-Atlantic  1,285,858   486,321 1,772,179    78.64% 79.82%78.97%  4,334,550   3,109,845   7,444,395   5.63   8.01   6.43
                -------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------
 Total Wholly-
     Owned
   Properties   3,266,122 1,879,173 5,145,295    90.14% 85.56%88.47%$22,446,681 $20,745,206 $43,191,887  $8.61 $12.90 $10.25
                -------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------

 Joint Venture
   Properties
----------------
   Operating
  Midwest (2)     225,943    98,351   324,294    75.61% 73.08%74.85% $1,788,374    $827,157  $2,615,531  10.47  11.51  10.78
 Mid-Atlantic(
      2,3)        641,532    56,387   697,919    96.86%100.00%97.12%  8,674,948   1,259,210   9,934,158  13.96  22.33  14.66
New York Region
       (4)        191,363   118,485   309,848   100.00% 90.83%96.49%  1,939,927   3,440,169   5,380,096  10.14  31.96  17.99
                -------------------------------------------------------------------------------------------------------------
    Total -
   Operating
   Properties   1,058,838   273,223 1,332,061    92.89% 86.33%91.55% 12,403,249   5,526,536  17,929,785  12.61  23.43  14.70
                -------------------------------------------------------------------------------------------------------------

JV Redevelopment
   Properties
  Mid West (5)     98,400    56,082   154,482    71.54% 54.01%65.18%   $281,600    $236,204    $517,804   4.00   7.80   5.14
Mid-Atlantic (5)  238,528   154,639   393,167    52.39% 87.66%66.26%    399,307   1,114,420   1,513,727   3.20   8.22   5.81
New York Region
       (5)         25,288     9,687    34,975     0.00% 93.69%25.95%          -     236,879     236,879         26.10  26.10
                -------------------------------------------------------------------------------------------------------------
    Total -
 Redevelopment
   Properties     362,216   220,408   582,624    53.93% 79.37%63.55%   $680,907  $1,587,503  $2,268,410   3.49   9.08   6.13
                -------------------------------------------------------------------------------------------------------------

                -------------------------------------------------------------------------------------------------------------
  Total Joint
    Venture
   Properties   1,421,054   493,631 1,914,685    82.96% 83.22%83.03%$13,084,156  $7,114,039 $20,198,195 $11.10 $17.32 $12.71
                =============================================================================================================



General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2)  The Company has a 22% interest in AKR Fund I which owns these properties.

(3) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(4) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(5) The Company has a 22% interest in AKR Fund I which owns 50% of these properties.



            QUARTERLY SUPPLEMENTAL DISCLOSURE
              June 30, 2004


          Retail Properties by State - Summary
---------------------------------------------------------
                (excludes jont venture owned
                 Kroger/Safeway Portfolio)


                                         -------------------------------------------------------------------------------

                                                                   Gross Leasable Area           Occupancy
                                                                   -----------------------------------------------------
         Wholly-Owned Properties        Ownership Percent Number of
                                                    of
                                                   base  properties Anchors    Shops     Total    Anchors  Shops  Total
                                                   rent                (2)
                                                 %  (1)
                                         -------------------------------------------------------------------------------


  NEW YORK REGION
New Jersey                                    100%  20.3%        4   590,959   370,055   961,014    92.00% 81.38% 87.91%
New York                                      100%  19.5%        5   442,876   304,023   746,899   100.00% 87.53% 94.93%

  NEW ENGLAND REGION
Connecticut                                   100%   5.7%        2   178,799    44,213   223,012   100.00%100.00%100.00%
Massachusetts                                 100%   5.2%        2   276,989    71,526   348,515   100.00%100.00%100.00%
Rhode Island                                  100%   4.4%        1   113,092   172,737   285,829   100.00% 98.15% 98.88%
Vermont                                       100%   3.2%        1    72,000    28,213   100,213   100.00% 46.12% 84.83%

  MIDWEST REGION
Illinois                                      100%   2.4%        1    42,037    57,007    99,044   100.00% 97.88% 98.78%
Indiana                                       100%   5.3%        1   101,357   134,246   235,603   100.00% 98.20% 98.97%
Michigan                                      100%   4.2%        1   103,970   113,296   217,266   100.00% 92.38% 96.03%
Ohio                                          100%   2.9%        1    58,185    97,536   155,721   100.00% 63.26% 76.99%

  MID-ATLANTIC REGION
Pennsylvania                                  100%  15.2%       10 1,285,858   486,321 1,772,179    78.64% 79.82% 78.97%
                                                  --------b------- ------------------------------------------------------

                                                                   -----------------------------------------------------
     Total - Wholly-Owned Properties                88.4%       29 3,266,122 1,879,173 5,145,295    90.14% 85.56% 88.47%
                                                  ---------------- ------------------------------------------------------



                                                                   -----------------------------------------------------

      Joint Venture Properties (3)
-----------------------------------------
Operating Properties
Ohio (4)                                       22%   1.2%        3   225,943    98,351   324,294    75.61% 73.08% 74.85%
Delaware (4,5)                                 22%   4.5%        2   641,532    56,387   697,919    96.86%100.00% 97.12%
New York (6)                                   49%   5.4%        1   191,363   118,485   309,848   100.00% 90.83% 96.49%
                                                  -------          -----------------------------------------------------
      Total - Operating Properties                  11.1%          1,058,838   273,223 1,332,061    92.89% 86.33% 91.55%
                                                  -------          -----------------------------------------------------


JV Redevelopment Properties
Michigan (7)                                   11%   0.1%        1    98,400    56,082   154,482    71.54% 54.01% 65.18%
New York( 7)                                   11%   0.1%        1    25,288     9,687    34,975     0.00% 93.69% 25.95%
South Carolina (7)                             11%   0.2%        1   170,928    60,635   231,563    49.41% 79.47% 57.28%
Virginia (7)                                   11%   0.2%        1    67,600    94,004   161,604    59.91% 92.95% 79.13%
                                                  -------- ------- -------------------------------------------------------
     Total-Redevelopment Properties                  0.5%            362,216   220,408   582,624    53.93% 79.37% 63.55%
                                                  -------          -----------------------------------------------------

                                                                   -----------------------------------------------------
     Total Joint Venture Properties                 11.6%       10 1,421,054   493,631 1,914,685    82.96% 83.22% 83.03%
                                                  --------- ------- =====================================================

                                                   100.0%       39
                                                  =================


                     QUARTERLY SUPPLEMENTAL DISCLOSURE
                         June 30, 2004


                   Retail Properties by State - Summary
---------------------------------------------------------------------------
                (excludes jont venture owned Kroger/Safeway Portfolio)


                                                                --------------------------------------------------------
                                                                                                   Annualized Base Rent
                                                                 Annualized Base Rent              per Occupied Square
                                                                                                            Foot
                                                                --------------------------------------------------------
                    Wholly-Owned Properties
----------------------------------------------------------------
                                                                  Anchors      Shops      Total    Anchors Shops Totals
                                                                --------------------------------------------------------


  NEW YORK REGION
New Jersey                                                       $5,397,387 $4,526,811  $9,924,198  $9.93 $15.03 $11.75
New York                                                          4,180,941  5,346,933   9,527,874   9.44  20.09  13.44

  NEW ENGLAND REGION
Connecticut                                                       2,191,282    618,061   2,809,343  26.89  13.98  22.35
Massachusetts                                                     1,855,550    666,652   2,522,202   6.70   9.32   7.24
Rhode Island                                                        781,920  1,373,225   2,155,145   6.91   8.10   7.63
Vermont                                                           1,296,000    269,632   1,565,632  18.00  20.72  18.42

  MIDWEST REGION
Illinois                                                            170,000    985,173   1,155,173   4.04  17.66  11.81
Indiana                                                             912,635  1,682,626   2,595,261   9.00  12.76  11.13
Michigan                                                            794,849  1,270,794   2,065,643   7.64  12.14   9.90
Ohio                                                                531,567    895,454   1,427,021   9.14  14.51  11.90

  MID-ATLANTIC REGION
Pennsylvania                                                      4,334,550  3,109,845   7,444,395   5.63   8.01   6.43
                                                                ----------- ---------------------------------------------

                                                                --------------------------------------------------------
                Total - Wholly-Owned Properties                  22,446,681 20,745,206  43,191,887   8.61  12.90  10.25
                                                                --------------------------------------------------------



                                                                --------------------------------------------------------

                  Joint Venture Properties (3)
----------------------------------------------------------------
Operating Properties
Ohio (4)                                                         $1,788,374   $827,157  $2,615,531 $10.47 $11.51 $10.78
Delaware (4,5)                                                    8,674,948  1,259,210   9,934,158  13.96  22.33  14.66
New York (6)                                                      1,939,927  3,440,169   5,380,096  10.14  31.96  17.99
                                                                --------------------------------------------------------
                  Total - Operating Properties                   12,403,249  5,526,536  17,929,785  12.61  23.43  14.70
                                                                --------------------------------------------------------


JV Redevelopment Properties
Michigan (7)                                                        281,600    236,204     517,804   4.00   7.80   5.14
New York( 7)                                                              -    236,879     236,879      -  26.10  26.10
South Carolina (7)                                                  342,607    372,125     714,732   4.06   7.72   5.39
Virginia (7)                                                         56,700    742,295     798,995   1.40   8.50   6.25
                                                                --------------------------------------------------------
                 Total-Redevelopment Properties                     680,907  1,587,503   2,268,410   3.49   9.08   6.13
                                                                --------------------------------------------------------

                                                                --------------------------------------------------------
                 Total Joint Venture Properties                 $13,084,156 $7,114,039 $20,198,195 $11.10 $17.32 $12.71
                                                                ========================================================





General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) The Company's pro-rata share of base rent from joint venture properties has been included for the purpose of calculating percentage of base rent by state.

(2) Anchor GLA includes a total of 254,916 square feet which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(3) Does not include approximately 1 million square feet relating to a portfolio of 25 supermarket triple-net leases acquired by ASOF in January of 2003.

(4) The Company has a 22% interest in AKR Fund I which owns these properties.

(5) Does not include 240,000 square feet of new space in Phase II of the Brandywine Town Center, which will be paid for by the Company on an "earnout basis" only if, and when it is leased.

(6) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.

(7) The Company has a 22% interest in AKR Fund I which owns 50% of these properties.


  QUARTERLY SUPPLEMENTAL DISCLOSURE
    June 30, 2004

   Retail Properties - Detail
------------------------------


              ---------------------------------------------------------------------------------------------------------------------
                                                                                                               Annualized
                                                                                                                 Base Rent
                   Gross Leasable Area                Occupancy               Annualized Base Rent            per Occupied
                                                                                                                Square Foot
              ---------------------------------------------------------------------------------------------------------------------
                            Anchors   Shops    Total    Anchors  Shops  Total   Anchors     Shops      Total   Anchors Shops  Total
              ---------------------------------------------------------------------------------------------------------------------
WHOLLY-OWNED
 PROPERTIES:

  New York
    Region
--------------

New York (1)
--------------
Soundview
 Marketplace                 73,500 109,365   182,865   100.00% 87.77% 92.69%$1,158,850 $1,526,158 $2,685,008 $15.77 $15.90 $15.84
Village
 Commons
 Shopping
 Center                      25,192  62,114    87,306   100.00% 94.98% 96.43%   428,213  1,620,832  2,049,045  17.00  27.47  24.34
Branch Plaza                 63,000  62,676   125,676   100.00% 91.40% 95.71%   920,964  1,324,891  2,245,855  14.62  23.13  18.67
New Loudon
 Center                     229,132  25,398   254,530   100.00%100.00%100.00% 1,339,779    323,080  1,662,859   5.85  12.72   6.53
Pacesetter
 Park Shopping
 Center                      52,052  44,470    96,522   100.00% 63.99% 83.41%   333,135    551,972    885,107   6.40  19.40  10.99
              ---------------------------------------------------------------------------------------------------------------------
 Total - New
     York                   442,876 304,023   746,899   100.00% 87.53% 94.93% 4,180,941  5,346,933  9,527,874   9.44  20.09  13.44
              ---------------------------------------------------------------------------------------------------------------------

New Jersey
--------------
Elmwood Park
 Shopping
 Center                      62,610  86,475   149,085   100.00%100.00%100.00% 1,390,460  1,911,173  3,301,633  22.21  22.10  22.15
Marketplace of
 Absecon                     58,031  47,220   105,251   100.00% 86.19% 93.80%   927,574    603,173  1,530,747  15.98  14.82  15.50
Berlin
 Shopping
 Center                     127,850  60,905   188,755   100.00% 34.11% 78.74%   619,400    173,103    792,503   4.84   8.33   5.33
Ledgewood Mall              342,468 175,455   517,923    86.20% 87.32% 86.58% 2,459,953  1,839,362  4,299,315   8.33  12.01   9.59
              ---------------------------------------------------------------------------------------------------------------------
 Total - New
    Jersey                  590,959 370,055   961,014    92.00% 81.38% 87.91% 5,397,387  4,526,811  9,924,198   9.93  15.03  11.75
              ---------------------------------------------------------------------------------------------------------------------

 Total - New
  York Region             1,033,835 674,078 1,707,913    95.43% 84.16% 90.98% 9,578,328  9,873,744 19,452,072   9.71  17.41  12.52
              ---------------------------------------------------------------------------------------------------------------------


 New England
--------------

Connecticut
--------------
Town Line
 Plaza( 2)                  161,965  44,213   206,178   100.00%100.00%100.00%   937,000    618,061  1,555,061  14.49  13.98  14.28
239 Greenwich
 Avenue( 3)                  16,834       -    16,834   100.00%     - 100.00% 1,254,282          -  1,254,282  74.51      -  74.51
              ---------------------------------------------------------------------------------------------------------------------
   Total -
  Connecticut               178,799  44,213   223,012   100.00%100.00%100.00% 2,191,282    618,061  2,809,343  26.89  13.98  22.35
              ---------------------------------------------------------------------------------------------------------------------

Massachusetts
--------------
Methuen
 Shopping
 Center                     120,004  10,234   130,238   100.00%100.00%100.00%   736,464     92,308    828,772   6.14   9.02   6.36
Crescent Plaza              156,985  61,292   218,277   100.00%100.00%100.00% 1,119,086    574,344  1,693,430   7.13   9.37   7.76
              ---------------------------------------------------------------------------------------------------------------------
   Total -
 Massachusetts              276,989  71,526   348,515   100.00%100.00%100.00% 1,855,550    666,652  2,522,202   6.70   9.32   7.24
              ---------------------------------------------------------------------------------------------------------------------

Rhode Island
--------------
Walnut Hill
 Plaza                      113,092 172,737   285,829   100.00% 98.15% 98.88%   781,920  1,373,225  2,155,145   6.91   8.10   7.63
              ---------------------------------------------------------------------------------------------------------------------

Vermont
--------------
The Gateway
 Shopping
 Center                      72,000  28,213   100,213   100.00% 46.12% 84.83% 1,296,000    269,632  1,565,632  18.00  20.72  18.42
              ---------------------------------------------------------------------------------------------------------------------

 Total - New
   England
    Region                  640,880 316,689   957,569   100.00% 94.19% 98.08% 6,124,752  2,927,570  9,052,322  11.27   9.81  10.75
              ---------------------------------------------------------------------------------------------------------------------

General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced.
Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.

(1) Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

(2) 239 Greenwich Avenue contains 16,834 square feet of retail GLA and 21 residential units encompassing 14,434 square feet. Residential activities are not included above.



 QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

       Retail Properties - Detail
       --------------------------

                                --------------------------------------------------------------------------------------
                                                                                     Annualized Base Rent
                                          Annualized Base Rent                      per Occupied Square Foot
                                ----------------------------------------------------------------------------------------
                                   Anchors        Shops        Total         Anchors        Shops          Total
                                --------------------------------------------------------------------------------------

 WHOLLY-OWNED PROPERTIES  (continued):

             Midwest
             -------

 Illinois
 --------
 Hobson West Plaza                   $170,000     $985,173    $1,155,173          $4.04        $17.66          $11.81

 Indiana
 -------
 Merrillville Plaza                   912,635    1,682,626     2,595,261           9.00         12.76           11.13

 Michigan
 --------
 Bloomfield Towne Square              794,849    1,270,794     2,065,643           7.64         12.14            9.90

 Ohio
 ----
 Mad River Station (1)                531,567      895,454     1,427,021           9.14         14.51           11.90
                                --------------------------------------------------------------------------------------

     Total - Midwest Region         2,409,051    4,834,047     7,243,098           7.88         13.66           10.98
                                --------------------------------------------------------------------------------------

          Mid-Atlantic
          ------------

 Pennsylvania
 ------------
 Abington Towne Center (2)            256,500      590,424       846,924           9.50         21.03           15.38
 Blackman Plaza                       204,664       56,840       261,504           1.95          8.12            2.34
 Bradford Towne Centre                887,469      534,062     1,421,531           6.06          6.46            6.20
 East End Center                      357,500      603,440       960,940           7.15          5.76            6.21
 Greenridge Plaza                     279,405      464,041       743,446           4.50          9.01            6.55
 Luzerne Street Shopping Center       105,000            -       105,000           7.50             -            7.50
 Mark Plaza                           652,095      333,390       985,485           4.14          7.43            4.87
 Pittston Plaza                       496,446      115,816       612,262           7.35          9.71            7.70
 Plaza 422                            407,520       36,500       444,020           3.91         12.17            4.14
 Route 6 Plaza                        687,951      375,332     1,063,283           5.75          6.91            6.11
                                --------------------------------------------------------------------------------------
      Total - Pennsylvania          4,334,550    3,109,845     7,444,395           5.63          8.01            6.43
                                --------------------------------------------------------------------------------------

   Total - Mid-Atlantic Region      4,334,550    3,109,845     7,444,395           5.08          8.01            6.43
                                --------------------------------------------------------------------------------------

                                --------------------------------------------------------------------------------------

  TOTAL WHOLLY-OWNED PROPERTIES   $22,446,681  $20,745,206   $43,191,887          $8.35        $12.90          $10.25

                                --------------------------------------------------------------------------------------


 General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.
 (1) The GLA for this property includes 28,205 square feet of office space.
 (2) Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
 (3) The Company has a property located in the Bronx, NY which is currently under construction which is not included in the above listing.


 QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

       Retail Properties - Detail
       --------------------------


                                -------------------------------------------------------------------------------------
                                            Gross Leasable Area                     Occupancy
                                -------------------------------------------------------------------------------------
                                   Anchors        Shops          Total         Anchors       Shops         Total
                                -------------------------------------------------------------------------------------

 JOINT VENTURE PROPERTIES:  (1)

             Midwest
             -------

 Ohio
 ----

 Amherst Marketplace  (2)              76,737         3,200          79,937       100.00%      100.00%        100.00%
 Granville Centre  (2)                 90,047        41,496         131,543        38.81%       51.57%         42.84%
 Sheffield Crossing  (2)               59,159        53,655         112,814       100.00%       88.11%         94.35%
                                -------------------------------------------------------------------------------------
          Total - Ohio                225,943        98,351         324,294        75.61%       73.08%         74.85%
                                -------------------------------------------------------------------------------------


          Mid-Atlantic
          ------------

 Delaware
 --------
 Brandywine Town Center  (2,4)        610,157             -         610,157        96.70%           -          96.70%
 Market Square Shopping Center
  (2)                                  31,375        56,387          87,762       100.00%      100.00%        100.00%
                                -------------------------------------------------------------------------------------
        Total - Delaware              641,532        56,387         697,919        96.86%      100.00%         97.12%
                                -------------------------------------------------------------------------------------


         New York Region
         ---------------

 New York
 --------

 Crossroads Shopping Center ( 5)      191,363       118,485         309,848       100.00%       90.83%         96.49%
                                -------------------------------------------------------------------------------------


                                -------------------------------------------------------------------------------------
  Total - Operating Properties      1,058,838       273,223       1,332,061        92.89%       86.33%         91.55%
                                -------------------------------------------------------------------------------------


    Redevelopment properties
 Sterling Heights Shopping
  Center (Michigan)  (6)               98,400        56,082         154,482        71.54%       54.01%         65.18%
 Tarrytown Shopping
  Center (New York)  (6)               25,288         9,687          34,975         0.00%       93.69%         25.95%
 Hitchcock Plaza (South Carolina)(6)  170,928        60,635         231,563        49.41%       79.47%         57.28%
 Haygood Shopping Center
  (Virginia)  (6)                      67,600        94,004         161,604        59.91%       92.95%         79.13%
                                -------------------------------------------------------------------------------------

     Total - Redevelopment
            Properties                362,216       220,408         582,624        53.93%       79.37%         63.55%
                                -------------------------------------------------------------------------------------



 Total - Joint Venture
  Properties                        1,421,054       493,631       1,914,685        82.96%       83.22%         83.03%
                                =====================================================================================

 General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.
 (1) In January of 2003, the AKR Fund I acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See Section III of this supplement for additional detail on this portfolio.
 (2) The Company has a 22% interest in AKR Fund I which owns the property.
 (3) These properties, for which redevelopment is currently ongoing, were acquired in 2004.
 (4) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.
 (5) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.
 (6) The Company has a 22% interest in AKR Fund I which owns 50% the property.




 QUARTERLY SUPPLEMENTAL DISCLOSURE
             June 30, 2004

       Retail Properties - Detail
       --------------------------


 JOINT VENTURE PROPERTIES:  (1)

             Midwest
             -------

 Ohio
 ----

 Amherst Marketplace  (2)            $765,711      $33,396      $799,107          $9.98        $10.44          $10.00
 Granville Centre  (2)                402,085      267,625       669,710          11.51         12.51           11.89
 Sheffield Crossing  (2)              620,578      526,136     1,146,714          10.49         11.13           10.77
                                --------------------------------------------------------------------------------------
          Total - Ohio              1,788,374      827,157     2,615,531          10.47         11.51           10.78
                                --------------------------------------------------------------------------------------


          Mid-Atlantic
          ------------

 Delaware
 --------
 Brandywine Town Center  (2,4)      8,309,236            -     8,309,236          14.08             -           14.08
 Market Square Shopping Center(2)     365,712    1,259,210     1,624,922          11.66         22.33           18.52
                                --------------------------------------------------------------------------------------
        Total - Delaware            8,674,948    1,259,210     9,934,158          13.96         22.33           14.66
                                --------------------------------------------------------------------------------------


         New York Region
         ---------------

 New York
 --------

 Crossroads Shopping Center ( 5)    1,939,927    3,440,169     5,380,096          10.14         31.96           17.99
                                --------------------------------------------------------------------------------------


                                --------------------------------------------------------------------------------------
  Total - Operating Properties     12,403,249    5,526,536    17,929,785          12.61         23.43           14.70
                                --------------------------------------------------------------------------------------


    Redevelopment properties
 Sterling Heights Shopping
  Center (Michigan)  (6)              281,600      236,204       517,804           4.00          7.80            5.14
 Tarrytown Shopping Center
  (New York)  (6)                           -      236,879       236,879              -         26.10           26.10
 Hitchcock Plaza (South
  Carolina)  (6)                      342,607      372,125       714,732           4.06          7.72            5.39
 Haygood Shopping Center
  (Virginia)  (6)                      56,700      742,295       798,995           1.40          8.50            6.25
                                --------------------------------------------------------------------------------------

     Total - Redevelopment
            Properties                680,907    1,587,503     2,268,410           3.49          9.08            6.13
                                --------------------------------------------------------------------------------------



 Total - Joint Venture
  Properties                      $13,084,156   $7,114,039   $20,198,195         $11.10        $17.32          $12.71
                                ======================================================================================

 General note - The above occupancy and rent amounts do not include space which is currently leased, but for which rent payment has not yet commenced. Tenants who comprise greater than 10% of a center's GLA are considered anchor tenants for the purposes of the above table.
 (1) In January of 2003, the AKR Fund I acquired approximately 2 million additional square feet in two separate transactions. Approximately 1 million square feet relates to a portfolio of 25 supermarket triple-net leases which is not reflected above. See Section III of this supplement for additional detail on this portfolio.
 (2) The Company has a 22% interest in AKR Fund I which owns the property.
 (3) These properties, for which redevelopment is currently ongoing, were acquired in 2004.
 (4) Does not include approximately 240,000 square feet of new space in Phase II, which will be paid for by the JV on an "earnout basis" only if, and when it is leased.
 (5) The Company has a 49% interest in two partnerships which, together, own the Crossroads Shopping Center.
 (6) The Company has a 22% interest in AKR Fund I which owns 50% the property.


                             ACADIA REALTY TRUST
                      QUARTERLY SUPPLEMENTAL DISCLOSURE
                                June 30, 2004

                                                          Six months ended    3 months ended  3 months ended    Year ended
               Leasing Production               Notes:      June 30, 2004      June 30, 2004  March 31, 2004 December 31, 2003
   -------------------------------------------          ----------------------------------------------------------------------


   New leases                                    (1)
   Number of new leases commencing                                       46                7            7                  32
   GLA                                                              284,805           91,025       18,982             174,798
   New base rent                                                      $8.24            $6.86       $14.85              $10.38
   Previous base rent (and percentage rent)                           $8.22            $6.74       $15.34               $8.38
   Percentage growth in base rent                                       0.2%             1.8%        -3.2%               23.9%
   Average cost per square foot                                      $14.01           $31.41        $5.04               $5.92

   Renewal leases
   Number of renewal leases commencing                                   76               10           13                  53
   GLA                                                              644,868          152,273       82,402             410,193
   Renewal percentage                                                    73%              71%          76%                 81%
   New base rent                                                      $7.82            $6.28       $10.66               $9.20
   Expiring base rent (and percentage rent)                           $7.36            $5.76       $10.32               $8.80
   Percentage growth in base rent                                       6.2%             9.0%         3.3%                4.5%
   Average cost per square foot                                       $0.00            $0.00        $0.00               $0.00

   Total new and renewal Leases
   Number of new and renewal leases commencing                          122               17           20                  85
   GLA                                                              929,673          243,298      101,384             584,991
   New base rent                                                      $7.95            $6.50       $11.44               $9.55
   Expiring base rent (and percentage rent)                           $7.63            $6.13       $11.26               $8.67
   Percentage growth in base rent                (2)                    4.2%             6.0%         1.6%               10.1%
   Average cost per square foot                                       $4.29           $11.75        $0.94               $1.77


   (1) Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects.
   (3) Rent is presented on a cash basis. Rents have not been averaged over terms. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is initially paid at commencement.


                                        ACADIA REALTY TRUST
                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           June 30, 2004


                                                        Top Tenants - Ranked by Annualized Base Rent
                                     -----------------------------------------------------------------------------------
                                        (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                                                                                  Acadia Strategic
                                                                    Wholly-Owned                   Opportunity Fund
                                                                        100%                             22%
                                                      ------------------------------------------------------------------

                                         Number of
                                         stores in
                   Retail                combined            Total          Annualized Base      Total   Annualized Base
 Ranking           Tenant                portfolio            GLA              Rent (1)           GLA       Rent (1)
 -----------------------------------------------------------------------------------------------------------------------

      1 Albertson's (Shaw's and Acme)               5            251,481           $3,255,544          -             $-
      2 Kmart                                       6            520,221            1,870,484
      3 T.J. Maxx                                   9            249,258            1,896,262      6,972         81,261
      4 Ahold (Giant, Stop & Shop)                  3            178,807            1,549,540          -              -
      5 Wal-Mart                                    2            210,114            1,515,409          -              -
      6 A&P/ Waldbaum's                             2             63,000              920,964          -              -
      7 Home Depot                                  2            211,003            1,125,426          -              -
      8 Price Chopper                               2            127,450            1,118,077          -              -
      9 Eckerd Drug( 4)                             8             89,620            1,064,796          -              -
     10 Pathmark                                    1             47,773              955,460          -              -
     11 Restoration Hardware                        1             12,293              929,600          -              -
     12 Redner's Supermarket                        2            111,739              863,432          -              -
     13 Kroger( 5)                                 13                  -                    -    132,259        844,168
     14 Safeway (6)                                13                  -                    -    103,844        776,874
     15 Macy's                                      1             73,349              610,745          -              -
     16 Clearview Cinema                            1             25,400              596,250          -              -
     17 JC Penney                                   2             72,580              591,747          -              -
     18 Walgreen's                                  2             23,904              589,088          -              -
     19 KB Toys                                     5             41,025              583,900          -              -
     20 King Kullen Grocery                         1             48,100              562,600          -              -
                                     -----------------------------------------------------------------------------------

                    Total                          81          2,357,117          $20,599,324    243,076     $1,702,303
                                     ===================================================================================


                                        ACADIA REALTY TRUST
                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           June 30, 2004


                                                        Top Tenants - Ranked by Annualized Base Rent
                                     -----------------------------------------------------------------------------------
                                        (Combined basis - Includes pro-rata share of GLA and rent for JV properties)



                 (Combined basis - Includes pro-rata share of GLA and rent for JV properties)

                                       Crossroads Shopping Center
                                                   49%                           Combined
                                     -----------------------------------------------------------------


                   Retail                 Total     Annualized Base      Total       Annualized Base
 Ranking           Tenant                  GLA          Rent (1)          GLA           Rent (1)
 -----------------------------------------------------------------------------------------------------

      1 Albertson's (Shaw's and Acme)             -              $-        251,481         $3,255,544
      2 Kmart                                49,355         277,463        569,576          2,147,947
      3 T.J. Maxx                                 -               -        256,230          1,977,523
      4 Ahold (Giant, Stop & Shop)                -               -        178,807          1,549,540
      5 Wal-Mart                                  -               -        210,114          1,515,409
      6 A&P/ Waldbaum's                      18,722         246,960         81,722          1,167,924
      7 Home Depot                                -               -        211,003          1,125,426
      8 Price Chopper                             -               -        127,450          1,118,077
      9 Eckerd Drug( 4)                           -               -         89,620          1,064,796
     10 Pathmark                                  -               -         47,773            955,460
     11 Restoration Hardware                      -               -         12,293            929,600
     12 Redner's Supermarket                      -               -        111,739            863,432
     13 Kroger( 5)                                -               -        132,259            844,168
     14 Safeway (6)                               -               -        103,844            776,874
     15 Macy's                                    -               -         73,349            610,745
     16 Clearview Cinema                          -               -         25,400            596,250
     17 JC Penney                                 -               -         72,580            591,747
     18 Walgreen's                                -               -         23,904            589,088
     19 KB Toys                                   -               -         41,025            583,900
     20 King Kullen Grocery                       -               -         48,100            562,600
                                     -----------------------------------------------------------------

                    Total                    68,077        $524,423      2,668,270        $22,826,050
                                     =================================================================



                                        ACADIA REALTY TRUST
                                  QUARTERLY SUPPLEMENTAL DISCLOSURE
                                           June 30, 2004


                                                        Top Tenants - Ranked by Annualized Base Rent
                                     -----------------------------------------------------------------------------------
                                        (Combined basis - Includes pro-rata share of GLA and rent for JV properties)


                                                 Percentage of Total
                                             Represented by Retail Tenant
                                     --------------------------------------------
                                                                                                          Average
                                                                                                           Gross
                   Retail                      Total            Annualized Base      Average             Occupancy
 Ranking           Tenant                Portfolio GLA( 2)         Rent (2)      Sales (per sq. ft.)      Cost (3)
 -----------------------------------------------------------------------------------------------------------------------

      1 Albertson's (Shaw's and Acme)                     3.4%               4.8%           $474  *                 2.6%
      2 Kmart                                             7.6%               3.2%            193                    3.7%
      3 T.J. Maxx                                         3.4%               2.9%            277  *                 5.8%
      4 Ahold (Giant, Stop & Shop)                        2.4%               2.3%            333                    3.3%
      5 Wal-Mart                                          2.8%               2.3%            329  *                 3.2%
      6 A&P/ Waldbaum's                                   1.1%               1.7%            362  *                 5.6%
      7 Home Depot                                        2.8%               1.7%              -                      -
      8 Price Chopper                                     1.7%               1.7%            504                    2.1%
      9 Eckerd Drug( 4)                                   1.2%               1.6%            431  *                 4.0%
     10 Pathmark                                          0.6%               1.4%              -                      -
     11 Restoration Hardware                              0.2%               1.4%            242                   33.6%
     12 Redner's Supermarket                              1.5%               1.3%            249                    4.3%
     13 Kroger( 5)                                        1.8%               1.3%              -                      -
     14 Safeway (6)                                       1.4%               1.2%              -                      -
     15 Macy's                                            1.0%               0.9%            208                    6.0%
     16 Clearview Cinema                                  0.3%               0.9%              -                      -
     17 JC Penney                                         1.0%               0.9%            163                    6.6%
     18 Walgreen's                                        0.3%               0.9%            333                    8.1%
     19 KB Toys                                           0.5%               0.9%            206                    9.2%
     20 King Kullen Grocery                               0.6%               0.8%            699                    2.1%
                                     --------------------------------------------

                    Total                                35.7%              33.9%
                                     ============================================


                                                      ACADIA REALTY TRUST
                                               QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         June 30, 2004

                              Anchor Detail
                              -------------
           (excludes jont venture owned Kroger/Safeway Portfolio)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                           Property/Tenant Name                                         Annual    Base
                             (Type of Center)                     Square     Lease       Base     Rent
                                                                 Footage  Expiration     Rent      PSF  Options/Required Notice
-------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)

Retail Anchor Properties- Wholly Owned
--------------------------------------

New York Region
---------------

  New York
  --------
     Soundview Marketplace, Port Washington
          King Kullen                                              48,100  9/26/2007    $562,600 $11.70 (7) 5 Year (12 Months)
          Clearview Cinema                                         25,400  5/31/2010     596,250  23.47 (4) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                       73,500              1,158,850  15.77
                                                                ----------           -------------------

     Smithtown Shopping Center, Smithtown
          Daffy's                                                  16,125   1/7/2008     274,125  17.00 (4) 5 Year (12 Months)
          Walgreens                                                 9,067 12/31/2021     154,088  16.99                      -
                                                                ----------           -------------------
                              Property total                       25,192                428,213  17.00
                                                                ----------           -------------------

     The Branch Shopping Center, Smithtown
          A&P                                                                                           (1) 10 Year & (1) 5
                                                                   63,000 11/30/2013     920,964  14.62  Year
                                                                ----------           -------------------
          Property Total:                                          63,000                920,964  14.62
                                                                ----------           -------------------

     New Loudon Center, Latham
          Bon Ton                                                  65,365   2/1/2014     261,460   4.00 (4) 5 Year (12 Months)
          Marshalls (TJX)                                          37,212  1/31/2004     158,151   4.25 (3) 5 Year (12 Months)
          Price Chopper                                            77,450  5/31/2015     760,577   9.82 (4) 5 Year (12 Months)
          Raymours Furniture Co                                    49,105  4/30/2019     159,591   3.25 (3) 5 Year (9 Months)
                                                                ----------           -------------------
                              Property total                      229,132              1,339,779   5.85
                                                                ----------           -------------------

     Pacesetter Park Shopping Center, Pomona
          Stop & Shop (Ahold)                                      52,052  8/31/2020     333,135   6.40 (2) 10 Year
                                                                ----------           -------------------
                              Property total                       52,052                333,135   6.40
                                                                ----------           -------------------

  New Jersey
  ----------
     Elmwood Park Shopping Center, Elmwood Park
          Walgreens                                                14,837  5/31/2022     435,000  29.32 (8) 5 Year (12 Months)
          Pathmark                                                 47,773 11/30/2017     955,460  20.00 (7) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                       62,610              1,390,460  22.21
                                                                ----------           -------------------

     Marketplace of Absecon, Absecon
          Eckerd Drug (JC Penney)                                  13,207  8/30/2020     329,310  24.93 (4) 5 Year (6 Months)
          Acme Markets (Albertson)                                 44,824  4/30/2015     598,264  13.35 (8) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                       58,031                927,574  15.98
                                                                ----------           -------------------

     Berlin Shopping Center, Berlin
          Acme Markets (Albertson)                                 32,040  4/30/2005     320,400  10.00 (2) 5 Year (6 Months)
          Kmart                                                    95,810 11/30/2009     299,000   3.12 (4) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      127,850                619,400   4.84
                                                                ----------           -------------------

     Ledgewood Mall, Ledgewood
          Circuit City                                             33,294  1/31/2020     466,116  14.00 (4) 5 Year (6 Months)
          Marshalls (TJX)                                          27,228  1/31/2007     326,736  12.00 (4) 5 Year (6 Months)
          The Sports Authority                                     52,205  5/31/2007     225,000   4.31 (6) 5 Year (15 Months)
          Macy's Department Store (Federated) (1)                  61,900  1/31/2005     553,500   8.94 (4) 5 Year (6 Months)
          Wal*Mart                                                120,570  3/31/2019     888,601   7.37 (6) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      295,197              2,459,953   8.33
                                                                ----------           -------------------

                          Total: New York Region                  986,564              9,578,328   9.71
                                                                ----------           -------------------

          (1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.


                                                      ACADIA REALTY TRUST
                                               QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         June 30, 2004

                              Anchor Detail
                              -------------
           (excludes jont venture owned Kroger/Safeway Portfolio)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                           Property/Tenant Name                                         Annual    Base
                             (Type of Center)                     Square     Lease       Base     Rent
                                                                 Footage  Expiration     Rent      PSF  Options/Required Notice
-------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------

New England
-----------

  Connecticut
  -----------
     Town Line Plaza, Rocky Hill
          Wal*Mart( 1)                                             97,300          -          $-     $- REA Agreement
          Super Stop & Shop (Ahold)                                64,665 11/30/2023     937,000  14.49 (7) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      161,965                937,000  14.49
                                                                ----------           -------------------

     239 Greenwich Ave., Greenwich
          Chico's Fashion                                           4,541  1/31/2010     324,682  71.50 (2) 5 Years
          Restoration Hardware                                     12,293  4/30/2015     929,600  75.62 (2) 5 Years (6 Months)
                                                                ----------           -------------------
                              Property total                       16,834              1,254,282  74.51
                                                                ----------           -------------------

  Massachusetts
  -------------
     Methuen Shopping Center, Methuen
          Demoulas Super Markets                                   30,460  1/31/2005     109,656   3.60 (2) 5 Year
          Wal*Mart                                                 89,544 10/23/2011     626,808   7.00 (8) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      120,004                736,464   6.14
                                                                ----------           -------------------

     Crescent Plaza, Brockton
          Home Depot                                              106,760 10/31/2021     602,126   5.64 (7) 5 Year (1 Year)
          Shaw's  (Albertsons)                                     50,225 12/31/2012     516,960  10.29 (6) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      156,985              1,119,086   7.13
                                                                ----------           -------------------

  Rhode Island
  ------------
     Walnut Hill Plaza, Woonsocket
          Sears                                                    60,700  8/31/2008     258,000   4.25 (5) 5 Year (12 Months)
          Shaw's  (Albertsons)                                     52,392 12/31/2013     523,920  10.00 (6) 5 Year (9 Months)
                                                                ----------           -------------------
                              Property total                      113,092                781,920   6.91
                                                                ----------           -------------------

  Vermont
  -------
     Gateway Shopping Center
          Shaw's (Albertsons)                                                                           (1) 10 Yr., (3) 5 Yr. &
                                                                   72,000  3/31/2024   1,296,000  18.00  (1) 4 Yr.
                                                                ----------           -------------------
                              Property total                       72,000              1,296,000  18.00
                                                                ----------           -------------------

                           Total : New England                    640,880              6,124,752  11.27
                                                                ----------           -------------------
Midwest
----------

  Illinois
  --------
     Hobson West Plaza, Naperville
          Bobak's Market and Restaurant                            42,037 11/30/2007     170,000   4.04 (5) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       42,037                170,000   4.04
                                                                ----------           -------------------
  Indiana
  --------
     Merrillville Plaza, Merrillville
          JC Penney                                                50,000  1/31/2008     495,000   9.90 (2) 5 Year (12 Months)
          OfficeMax                                                26,157  7/31/2008     222,335   8.50 (4) 5 Year (6 Months)
          TJ Maxx (TJX)                                            25,200  1/31/2009     195,300   7.75 (1) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      101,357                912,635   9.00
                                                                ----------           -------------------

  Michigan
  --------
     Bloomfield Town Square, Bloomfield Hills
          HomeGoods (TJX)                                          39,646  5/31/2010     307,257   7.75 (3) 5 Year
          Marshalls (TJX)                                          28,324  9/30/2011     226,592   8.00 (3) 5 Year (6 Months)
          TJ Maxx (TJX)                                            36,000  1/31/2009     261,000   7.25 (1) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      103,970                794,849   7.64
                                                                ----------           -------------------

  Ohio
  ----
     Mad River Station, Dayton
          Babies 'R' Us                                            33,147  2/28/2005     243,630   7.35 (3) 5 Year
          Office Depot                                             25,038  8/31/2005     287,937  11.50 (1) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       58,185                531,567   9.14
                                                                ----------           -------------------

                              Total: Midwest                      305,549              2,409,051   7.88
                                                                ----------           -------------------
          (1) This space is contiguous to the Company's property and is not owned by the Company.


                                                      ACADIA REALTY TRUST
                                               QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         June 30, 2004

                              Anchor Detail
                              -------------
           (excludes jont venture owned Kroger/Safeway Portfolio)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                           Property/Tenant Name                                         Annual    Base
                             (Type of Center)                     Square     Lease       Base     Rent
                                                                 Footage  Expiration     Rent      PSF  Options/Required Notice
-------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Retail Anchor Properties- Wholly Owned (continued)
--------------------------------------------------

Mid-Atlantic
------------

  Pennsylvania
  ------------
     Abington Town Center, Abington
          TJ Maxx (TJX)                                            27,000 11/30/2010    $256,500  $9.50 (2) 5 Year (6 Months)
          Target( 1)                                              157,616          -           -      - Condominium Agreement
                                                                ----------           -------------------
                              Property total                      184,616                256,500   9.50
                                                                ----------           -------------------

     Blackman Plaza, Wilkes-Barre
          Kmart                                                   104,956 10/31/2009     204,664   1.95 (8) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                      104,956                204,664   1.95
                                                                ----------           -------------------

     Bradford Towne Centre, Towanda
          Kmart                                                    94,841  3/31/2019     474,205   5.00 (10) 5 Year (6 Months)
          P & C Foods (Penn Traffic)                               51,658  9/30/2014     413,264   8.00 (2) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      146,499                887,469   6.06
                                                                ----------           -------------------

     East End Center, Wilkes-Barre
          Price Chopper                                            50,000  4/30/2008     357,500   7.15 (4) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       50,000                357,500   7.15
                                                                ----------           -------------------

     Greenridge Plaza, Scranton
          Giant Food Stores (Ahold)                                62,090  4/30/2021     279,405   4.50 (6) 5 Year (Auto)
                                                                ----------           -------------------
                              Property total                       62,090                279,405   4.50
                                                                ----------           -------------------

     Luzerne Street Shopping Center, Scranton
          Eckerd Drug (JC Penney)                                  14,000  4/30/2009     105,000   7.50 (2) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       14,000                105,000   7.50
                                                                ----------           -------------------

     Mark Plaza, Edwardsville
          Kmart                                                   104,956 10/31/2009     204,664   1.95 (9) 5 Year (12 Months)
          Redner's Market                                          52,639  5/31/2018     447,432   8.50 (2) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                      157,595                652,096   4.14
                                                                ----------           -------------------

     Pittston Plaza, Pittston
          Eckerd Drugs                                              8,468  6/30/2006      80,446   9.50 (2) 5 Year (6 Months)
          Redner's Market                                          59,100 12/31/2018     416,000   7.04 (2) 5 Year
                                                                ----------           -------------------
                              Property total                       67,568                496,446   7.35
                                                                ----------           -------------------

     Plaza 422, Lebanon
          Home Depot                                              104,243 12/31/2028     407,520   3.91 (6) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                      104,243                407,520   3.91
                                                                ----------           -------------------

     Route 6 Mall, Honesdale
          Kmart                                                   119,658  4/30/2020     687,950   5.75 (10) 5 Year (Automatic)
                                                                ----------           -------------------
                              Property total                      119,658                687,950   5.75
                                                                ----------           -------------------

                           Total : Mid-Atlantic                 1,011,225              4,334,550   5.08
                                                                ----------           -------------------




Total: Retail Anchor Properties - Wholly Owned Properties       2,944,218            $22,446,681  $8.35
                                                                ==========           ===================


          (1  )Target owns the portion of the main building (157,616 square feet) that their store is located in.



                                                      ACADIA REALTY TRUST
                                               QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         June 30, 2004

                              Anchor Detail
                              -------------
           (excludes jont venture owned Kroger/Safeway Portfolio)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                           Property/Tenant Name                                         Annual    Base
                             (Type of Center)                     Square     Lease       Base     Rent
                                                                 Footage  Expiration     Rent      PSF  Options/Required Notice
-------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


Joint Venture Properties
------------------------

New York Region
---------------

  New York
  --------
     Crossroads Shopping Center, White Plains
          Kmart                                                   100,725  1/31/2012    $566,250  $5.62 (5) 5 Year (9 Months)
          Waldbaum's (A&P)                                         38,208 12/31/2007     504,000  13.19 (5) 5 Year (9 Months)
          B. Dalton (Barnes & Noble)                               12,430  5/28/2012     345,927  27.83 (2) 5 Year (18 Months)
          Pay Half                                                 15,000  1/31/2018     330,000  22.00                      -
          Modell's                                                 25,000  2/28/2009     193,750   7.75 (2) 5 Year (12 Months)
                                                                ----------           -------------------
                              Property total                      191,363              1,939,927  10.14
                                                                ----------           -------------------

                         Total  : New York Region                 191,363              1,939,927  10.14
                                                                ----------           -------------------

Mid-Atlantic Region
-------------------

  Delaware
  --------
     Brandywine Town Center
          Annie Sez (Big M)                                        13,324  1/31/2007     279,825  21.00 (3) 5 Year (9 Months)
          Michaels                                                 24,876  2/28/2011     547,272  22.00 (3) 5 Year (9 Months)
          Old Navy (The Gap)                                       24,631  4/30/2011     541,872  22.00 (1) 5 Year (6 Months)
          Petsmart                                                 23,963  6/30/2017     455,297  19.00 (2) 5 Year (Automatic)
          Thomasville Furniture                                    18,893 11/30/2011     484,947  25.67 (2) 5 Year (9 Months)
          Bed, Bath & Beyond                                       50,977  1/31/2014     868,426  17.04 (3) 5 Year (6 Months)
          Dick's Sporting Goods                                    50,000  5/31/2013     700,000  14.00 (3) 5 Year (6 Months)
          Lowe's Home Centers                                     140,000  8/31/2018   1,925,000  13.75 (6) 5 Year (Automatic)
          Regal Cinemas                                            65,641   6/1/2017     821,825  12.52 (4) 5 Year (4 Months)
          Transunion Settlement                                    39,714  3/31/2013     884,771  22.28 (1) 5 Year (9 Months)
          Target                                                  138,000  1/31/2018     800,000   5.80 (5) 10 Year (12 Months)
                                                                ----------           -------------------
                              Property total                      590,019              8,309,235  14.08
                                                                ----------           -------------------

     Market Square Shopping Center
          TJ Maxx (TJX)                                            31,375  1/31/2006     365,713  11.66 (2) 5 Year (9 Months)
                                                                ----------           -------------------

  South Carolina
  --------------
     Hitchcock Plaza (Strip Mall)
          Kroger                                                   49,296                342,607   6.95
                                                                ----------           -------------------
                              Property Total                       49,296                342,607   6.95
                                                                ----------           -------------------

  Virginia
  --------
     Haygood Shopping Center
          Rose's                                                   40,500   7/1/2009      56,700   1.40
                                                                ----------           -------------------
                              Property Total                       40,500                 56,700   1.40
                                                                ----------           -------------------



                                                                ----------           -------------------

                       Total  : Mid-Atlantic Region               711,190              9,074,255  12.76
                                                                ----------           -------------------

Midwest Region
--------------

  Ohio
  ----
     Amherst Marketplace
          Giant Eagle                                              66,237   9/3/2021     630,576   9.52 (4) 5 Year (6 Months)
          Giant Eagle( 1)                                          10,500  3/31/2012     135,135  12.87 (3) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       76,737                765,711   9.98
                                                                ----------           -------------------

     Granville Centre
          California Fitness                                       34,951  1/31/2017     402,085  11.50 (2) 5 Year
                                                                ----------           -------------------
                              Property total                       34,951                402,085  11.50
                                                                ----------           -------------------

     Sheffield Crossing
          Giant Eagle                                              59,159  5/31/2022     620,578  10.49 (4) 5 Year (6 Months)
                                                                ----------           -------------------
                              Property total                       59,159                620,578  10.49
                                                                ----------           -------------------


                                                      ACADIA REALTY TRUST
                                               QUARTERLY SUPPLEMENTAL DISCLOSURE
                                                         June 30, 2004

                              Anchor Detail
                              -------------
           (excludes jont venture owned Kroger/Safeway Portfolio)

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annual
                           Property/Tenant Name                                         Annual    Base
                             (Type of Center)                     Square     Lease       Base     Rent
                                                                 Footage  Expiration     Rent      PSF  Options/Required Notice
-------------------------------------------------------------------------------------------------------------------------------
THE COMPANY CONSIDERS THOSE TENANTS WHO COMPRISE GREATER THAN 10% OF A CENTER'S GLA AS ANCHOR TENANTS
(The below detail does not include space which is currently leased, but for which rent payment has not yet commenced)


  Michigan
  --------
     Sterling Heights
          Burlington Coat Factory                                  70,400  12/1/2004     246,400   3.50
                                                                ----------           -------------------
                              Property Total                       70,400                281,600   4.00
                                                                ----------           -------------------


                              Total: Midwest                      241,247              2,069,974   8.58
                                                                ----------           -------------------

                     Total: Joint Venture Properties            1,143,800            $13,084,156 $11.44
                                                                ==========           ===================


          (1) This lease has been assumed by Giant Eagle which is in the process of expanding their store.



        ACADIA REALTY TRUST
 QUARTERLY SUPPLEMENTAL DISCLOSURE
          June 30, 2004

 Anchor Lease Expirations - Next 3 Years
 ---------------------------------------


 -----------------------------------------------------------------------------------------------------------------------
                                                          Gross Leased Area               Annualized Base Rent
                                                     --------------------------- ---------------------------------------
                                                                      Percent                       Percent    Average
                                                         Square         of                            of         per
             Center                    Anchor           footage     all anchors       Amount      all anchors  Sq. Ft.
 -----------------------------------------------------------------------------------------------------------------------


              2004                                               -            -                -            -         -

              2005
 Methuen Shopping Center        Demoulas Supermarket        30,460         1.13%         109,656         0.49%     3.60
 Ledgewood Mall                 Macy's (2)                  61,900         2.30%         553,500         2.47%     8.94
 Mad River Shopping Center      Babies 'R' Us               33,147         1.23%         243,630         1.09%     7.35
 Berlin Shopping Center         Acme Markets                32,040         1.19%         320,400         1.43%    10.00
 Mad River Shopping Center      Office Depot                25,038         0.93%         287,937         1.28%    11.50
                                                     --------------------------- ---------------------------------------

           Total 2005                                      182,585         6.78%       1,515,123         6.76%     8.30
                                                     --------------------------- ---------------------------------------

              2006
 Pittston Plaza                 Eckerd Drug                  8,468         0.31%          80,446         0.36%     9.50
                                                     --------------------------- ---------------------------------------


      Total - Next 3 Years                                $191,053         7.09%      $1,595,569         7.12%    $8.35
                                                     =========================== =======================================


(1) The tenant has additional expansion space bringing the total space to 74,815 s.f. with total rents of $618,075.


                            ACADIA REALTY TRUST
                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              June 30, 2004

                            Lease Expirations
                            -----------------


                             -----------------------------------------------------------------------------------------
                                                 Gross Leased Area                     Annualized Base Rent
                                           ------------------------------   ------------------------------------------
                               Number of                      Percent                         Percent      Average
                                 Leases        Square           of                              of           per
                                Expiring       Footage         Total            Amount         Total       Sq. Ft.
                             -----------------------------------------------------------------------------------------

Wholly-Owned Propeties
  Anchor Tenant Expirations

                        2005             5        182,585           6.79%        1,515,123         6.75%         8.30
                        2006             1          8,468           0.31%           80,446         0.36%         9.50
                        2007             4        169,570           6.31%        1,284,336         5.72%         7.57
                        2008             5        202,982           7.55%        1,606,960         7.16%         7.92
                        2009             7        380,922          14.16%        1,269,628         5.66%         3.33
                        2010             4         96,587           3.59%        1,484,688         6.61%        15.37
                        2011             2        117,868           4.38%          853,400         3.80%         7.24
                        2012             1         50,225           1.87%          516,960         2.30%        10.29
                        2013             2        115,392           4.29%        1,444,884         6.44%        12.52
                        2014             3        154,235           5.74%          832,875         3.71%         5.40
                        2015             3        134,567           5.00%        2,288,441        10.20%        17.01
                        2017             1         47,773           1.78%          955,460         4.26%        20.00
                        2018             2        111,739           4.15%          863,432         3.85%         7.73
                        2019             3        264,516           9.84%        1,522,397         6.78%         5.76
                        2020             4        218,211           8.11%        1,816,512         8.09%         8.32
                        2021             3        177,917           6.62%        1,035,619         4.61%         5.82
                        2022             1         14,837           0.55%          435,000         1.94%        29.32
                        2023             1         64,665           2.40%          937,000         4.17%        14.49
                        2024             1         72,000           2.68%        1,296,000         5.77%        18.00
                        2028             2        104,243           3.88%          407,520         1.82%         3.91

                             --------------------------------------------   ------------------------------------------
     Total Occupied                     55      2,689,302         100.00%      $22,446,681       100.00%        $8.35

     -----------------------------------------------------
     Anchor GLA Owned by Tenants                  254,916
     Total Vacant                                 321,904
                                           ---------------

     Total Square Feet                          3,266,122
                                           ===============
     -----------------------------------------------------



                            ACADIA REALTY TRUST
                    QUARTERLY SUPPLEMENTAL DISCLOSURE
                              June 30, 2004

                            Lease Expirations
                            -----------------


Wholly-Owned Propeties
  Shop Tenant Expirations
                    Month to Month      12         26,168           1.63%         $335,312         1.62%       $12.81
                             2004       24         83,781           5.22%          880,494         4.24%        10.51
                             2005       49        250,605          15.62%        2,866,262        13.82%        11.44
                             2006       54        191,603          11.94%        2,354,942        11.35%        12.29
                             2007       56        240,659          14.98%        3,140,669        15.14%        13.05
                             2008       55        226,388          14.11%        3,176,554        15.31%        14.03
                             2009       46        217,449          13.55%        2,852,201        13.75%        13.12
                             2010       16        116,612           7.27%          982,260         4.73%         8.42
                             2011       16         77,149           4.81%        1,272,903         6.14%        16.50
                             2012        6         19,429           1.21%          422,545         2.04%        21.75
                             2013       13         43,917           2.74%          868,843         4.19%        19.78
                             2014       10         57,560           3.59%          669,506         3.23%        11.63
                             2015        3         33,194           2.07%          554,700         2.67%        16.71
                             2020        2         17,945           1.12%          326,120         1.57%        18.17
                             2022        1          2,205           0.14%           41,895         0.20%        19.00

                                  ---------------------------------------   ------------------------------------------
     Total Occupied                    363      1,604,664         100.00%      $20,745,206       100.00%       $12.90

     -----------------------------------------------------
     Total Vacant                                 274,509
                                           ---------------

     Total Square Feet                          1,879,173
                                           ===============
     -----------------------------------------------------


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2004

                                Lease Expirations
                     ---------------------------------------


                       ---------------------------------------------------------------------------------------------
                                              Gross Leased Area                          Annualized Base Rent
                                         ---------------------------                   --------------------------
                        Number of                 Percent                                     Percent     Average
                           Leases     Square        of                                          of          per
                         Expiring    Footage       Total                              Amount  Total       Sq. Ft.
                       ---------------------------------------------------------------------------------------------

Wholly-Owned Propeties
 Total Tenant Expirations
      Month to Month           12    26,168       0.61%                              $335,312   0.78%       $12.81
                 2004          24    83,781       1.95%                               880,494   2.04%       $10.51
                 2005          54   433,190      10.09%                             4,381,385  10.14%        10.11
                 2006          55   200,071       4.66%                             2,435,388   5.64%        12.17
                 2007          60   410,229       9.55%                             4,425,005  10.24%        10.79
                 2008          60   429,370       9.99%                             4,783,514  11.09%        11.14
                 2009          53   598,371      13.94%                             4,121,829   9.54%         6.89
                 2010          20   213,199       4.97%                             2,466,948   5.71%        11.57
                 2011          18   195,017       4.54%                             2,126,303   4.92%        10.90
                 2012           7    69,654       1.62%                               939,505   2.18%        13.49
                 2013          15   159,309       3.71%                             2,313,727   5.36%        14.52
                 2014          13   211,795       4.93%                             1,502,381   3.48%         7.09
                 2015           6   167,761       3.91%                             2,843,141   6.58%        16.95
                 2017           1    47,773       1.11%                               955,460   2.21%        20.00
                 2018           2   111,739       2.60%                               863,432   2.00%         7.73
                 2019           3   264,516       6.16%                             1,522,397   3.52%         5.76
                 2020           6   236,156       5.50%                             2,142,632   4.96%         9.07
                 2021           3   177,917       4.14%                             1,035,619   2.40%         5.82
                 2022           2    17,042       0.40%                               476,895   1.10%        27.98
                 2023           1    64,665       1.51%                               937,000   2.17%        14.49
                 2024           1    72,000       1.68%                             1,296,000   3.00%        18.00
                 2028           2   104,243       2.43%                               407,520   0.94%         3.91
                          -------  --------     -------                           ----------- -------      -------

 Total Occupied               418 4,293,966     100.00%                           $43,191,887 100.00%      $10.25


 Anchor GLA Owned by Tenants        254,916
 Total Vacant                       596,413
                                  ----------

 Total Square Feet                5,145,295
                                  ==========

                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2004

                                Lease Expirations
                     ---------------------------------------


                ---------------------------------------------------------------------------------------------
                        Gross Leased Area                              Annualized Base Rent
                    ---------------------------                     --------------------------
                Number of             Percent                              Percent  Average
                  Leases  Square        of                                     of      per
                Expiring  Footage     Total                         Amount    Total  Sq. Ft.
                ---------------------------------------------------------------------------------------------

Crossroads (JV Property)
 Anchor Tenant
  Expirations
           2007     1       38,208    19.97%                         504,000   25.98% 13.19
           2009     1       25,000    13.06%                         193,750    9.99%  7.75
           2012     2      113,155    59.13%                         912,177   47.02%  8.06
           2018     1       15,000     7.84%                         330,000   17.01% 22.00

                ----------------------------------------------------------------------------
     Total
      Occupied      5      191,363   100.00%                      $1,939,927  100.00%$10.14

     ------------------------------

     Total Vacant
                      -------------

     Total Square
      Feet                 191,363
                      =============


 Shop Tenant
  Expirations
           2004     3       11,256    10.46%                         380,218   11.05% 33.78
           2005     4       14,255    13.24%                         404,113   11.75% 28.35
           2006     4        7,240     6.73%                         236,555    6.88% 32.67
           2007     5       17,030    15.82%                         593,510   17.25% 34.85
           2008     7       19,605    18.22%                         653,241   18.99% 33.32
           2009     4       12,842    11.93%                         332,337    9.66% 25.88
           2011     2        4,070     3.78%                         133,972    3.89% 32.92
           2012     2        5,250     4.89%                         186,390    5.42% 35.50
           2014     2        9,616     8.93%                         332,435    9.66% 34.57
           2022     1        6,462     6.00%                         187,398    5.45% 29.00

                       --------------------------------------------------------------------
    Total
     Occupied      34      107,626   100.00%                      $3,440,169  100.00%$31.96


    Total Vacant            10,859
                        -----------

    Total Square Feet      118,485
                        ===========


                        QUARTERLY SUPPLEMENTAL DISCLOSURE
                                  June 30, 2004

                                Lease Expirations
                     ---------------------------------------


                ---------------------------------------------------------------------------------------------
                        Gross Leased Area                              Annualized Base Rent
                    ---------------------------                     --------------------------
                Number of             Percent                              Percent  Average
                  Leases  Square        of                                     of      per
                Expiring  Footage     Total                         Amount    Total  Sq. Ft.
                ---------------------------------------------------------------------------------------------

Crossroads (JV
 Property)
  Total Tenant
   Expirations
           2004     3       11,256     3.76%                         380,218    7.07% 33.78
           2005     4       14,255     4.77%                         404,113    7.51% 28.35
           2006     4        7,240     2.42%                         236,555    4.40% 32.67
           2007     6       55,238    18.47%                       1,097,510   20.40% 19.87
           2008     7       19,605     6.56%                         653,241   12.14% 33.32
           2009     5       37,842    12.66%                         526,087    9.78% 13.90
           2011     2        4,070     1.36%                         133,972    2.49% 32.92
           2012     4      118,405    39.60%                       1,098,567   20.42%  9.28
           2014     2        9,616     3.22%                         332,435    6.18% 34.57
           2018     1       15,000     5.02%                         330,000    6.13% 22.00
           2022     1        6,462     2.16%                         187,398    3.48% 29.00

                   -----------------------------------------------------------------------------------
  Total Occupied   39      298,989   100.00%                      $5,380,096  100.00%$17.99


  Total Vacant             10,859
                        ----------

  Total Square Feet       309,848
                        ==========

QUARTERLY SUPPLEMENTAL DISCLOSURE
      June 30, 2004

      Property Demographics
-----------------------------------------

------------------------------------------------------------------------------------------

                                                              Trade     Total
                                                              Area      Base      Total
Property / JV Ownership %                City         State  (Miles)    Rent       GLA
------------------------------------------------------------------------------------------
Brandywine Town Center & Mkt Sq./22.22%  Wilmington     DE        3   9,934,158   697,919
Elmwood Park Shopping Ctr.               Elmwood Park   NJ        3   3,301,633   149,085
Abington Towne Center                    Abington       PA        3     846,924   216,355
Granville Center / 22.22%                Columbus       OH        3     669,710   131,543
Hobson West Plaza                        Naperville     IL        3   1,155,173    99,044
Methuen Shopping Ctr.                    Methuen        MA        5     828,772   130,238
Crossroads Shopping Ctr. / 49%           White Plains   NY        3   5,380,096   309,848
The Branch Plaza                         Smithtown      NY        3   2,245,855   125,676
Village Commons Shopping Ctr.            Smithtown      NY        3   2,049,045    87,306
Bloomfield Town Square                   Bloomfield     MI
                                          Hills                   5   2,065,643   217,266
Crescent Plaza                           Brockton       MA        3   1,693,430   218,277
239 Greenwich Avenue                     Greenwich      CT        5   1,254,282    16,834
Soundview Marketplace                    Port WashingtonNY        3   2,685,008   182,865
Town Line Plaza                          Rocky Hill     CT        3   1,555,061   206,178
New Loudon Center                        Latham         NY        5   1,662,859   254,530
Pacesetter Park Shopping Ctr.            Pomona         NY        3     885,107    96,522
Mad River Station                        Dayton         OH        5   1,427,021   155,721
Greenridge Plaza                         Scranton       PA        3     743,446   189,635
Mark Plaza                               Edwardsville   PA        5     985,485   214,036
Luzerne Street Shopping Ctr.             Scranton       PA        3     105,000    57,988
East End Center                          Wilkes-Barre   PA        5     960,940   305,858
Blackman Plaza                           Wilkes-Barre   PA        5     261,504   121,341
Sheffield Crossing / 22.22%              Sheffield      OH        3   1,146,714   112,814
Amherst Marketplace / 22.22%             Amherst        OH        3     799,107    79,937
Sterling Heights Shopping Center / 11.11%Sterling       MI
                                          Heights                 3     517,804   154,482
Tarrytown Shopping Center / 11.11%       Tarrytown      NY        3     236,879    34,975
Hitchcock Plaza / 11.11%                 Aiken          SC        5     714,732   231,563
Haygood Shopping Center / 11.11%         Virginia Beach VA        3     798,995   161,604
Walnut Hill Plaza                        Woonsocket     RI        5   2,155,145   285,829
Ledgewood Mall                           Ledgewood      NJ        5   4,299,315   517,923
Berlin Shopping Ctr.                     Berlin         NJ        3     792,503   188,755
Merrillville Plaza                       Hobart         IN        5   2,595,261   235,603
The Gateway Shopping Ctr.                So. Burlington VT        3   1,565,632   100,213
Marketplace of Absecon                   Absecon        NJ        3   1,530,747   105,251
Pittston Plaza                           Pittston       PA        3     612,262    79,494
Plaza 422                                Lebanon        PA        3     444,020   155,026
Route 6 Plaza                            Honesdale      PA        5   1,063,283   175,507
Bradford Towne Centre                    Towanda        PA       10   1,421,531   256,939
------------------------------------------------------------------------------------------
                                                                     63,390,082 7,059,980
                                                                    ----------------------





QUARTERLY SUPPLEMENTAL DISCLOSURE
              June 30, 2004

     Property Demographics
-----------------------------------------

-----------------------------------------                 --------------------------------------
                                                                      3-Mile Radius
                                                          --------------------------------------
                                                                      #
                                                           Total  Households Median HH  Avg. HH
Property / JV Ownership %                                   Pop.    ("HH")     Income   Income
-----------------------------------------                 --------------------------------------
Brandywine Town Center & Mkt Sq./22.22%                    40,167     15,437   $81,275  $98,474
Elmwood Park Shopping Ctr.                                259,975     86,557   $51,206  $61,319
Abington Towne Center                                      93,360     36,608   $65,173  $80,281
Granville Center / 22.22%                                 114,683     51,558   $46,830  $54,096
Hobson West Plaza                                          94,003     32,812   $96,226 $111,843
Methuen Shopping Ctr.                                      91,936     33,202   $40,495  $50,182
Crossroads Shopping Ctr. / 49%                            104,349     40,090   $76,635  $97,520
The Branch Plaza                                           67,386     22,781   $86,500  $98,961
Village Commons Shopping Ctr.                              67,862     22,859   $87,048  $99,163
Bloomfield Town Square                                     62,541     24,356   $72,545 $102,892
Crescent Plaza                                             99,840     35,462   $45,142  $52,972
239 Greenwich Avenue                                       66,867     25,228   $94,987 $147,352
Soundview Marketplace                                      46,380     16,462  $113,631 $167,275
Town Line Plaza                                            45,242     19,007   $74,547  $64,079
New Loudon Center                                          41,508     16,246   $55,189  $65,561
Pacesetter Park Shopping Ctr.                              25,894      8,469   $88,331 $107,734
Mad River Station                                          59,585     26,299   $56,285  $67,437
Greenridge Plaza                                           88,472     37,357   $32,243  $41,495
Mark Plaza                                                 89,240     38,696   $31,389  $39,511
Luzerne Street Shopping Ctr.                               66,687     27,708   $30,436  $39,697
East End Center                                            46,209     19,469   $32,717  $41,505
Blackman Plaza                                             61,029     26,168   $30,784  $39,130
Sheffield Crossing / 22.22%                                35,452     14,048   $45,762  $54,608
Amherst Marketplace / 22.22%                               52,542     21,012   $44,259  $53,044
Sterling Heights Shopping Center / 11.11%                  97,175     35,730   $67,786  $74,409
Tarrytown Shopping Center / 11.11%                         35,238     13,328   $68,960  $98,836
Hitchcock Plaza / 11.11%                                   25,419     10,547   $60,290  $71,076
Haygood Shopping Center / 11.11%                           95,832     36,598   $52,790  $62,252
Walnut Hill Plaza                                          59,961     24,256   $41,751  $49,362
Ledgewood Mall                                             34,631     12,915   $77,309  $88,598
Berlin Shopping Ctr.                                       31,313     11,105   $63,424  $74,188
Merrillville Plaza                                         18,924      7,566   $54,952  $62,686
The Gateway Shopping Ctr.                                  46,105     19,252   $43,524  $53,733
Marketplace of Absecon                                     30,277     10,476   $51,028  $60,415
Pittston Plaza                                             40,640     17,537   $36,785  $45,214
Plaza 422                                                  44,416     18,047   $36,458  $43,830
Route 6 Plaza                                               7,395      3,155   $32,818  $42,657
Bradford Towne Centre                                       5,506      2,344   $38,141  $46,212
-----------------------------------------                 --------------------------------------

                                                          --------------------------------------
                                                           59,480     22,983   $59,422  $71,851
                                                          --------------------------------------

                                                          --------------------------------------
                                                           68,239     25,200   $64,834  $79,696
                                                          --------------------------------------


QUARTERLY SUPPLEMENTAL DISCLOSURE
         June 30, 2004

      Property  Demographics
--------------------------------

-------------------------------- --------------------------------- -------------------------------- ------------------------
                                           5-Mile Radius                    10-Mile Radius
                                 --------------------------------- --------------------------------

                                  Total          Median   Avg. HH   Total          Median  Avg. HH
                                             #      HH                        #       HH
Property / JV Ownership %          Pop.     HH    Income  Income     Pop.     HH    Income  Income    County        MSA
-------------------------------- --------------------------------- -------------------------------- ------------------------
Brandywine Town Center & Mkt                                                                        Bergen     Wilmington-
 Sq./22.22%                      116,835  47,059 $71,475  $91,032        -       -      $-      $-              Newark, DE
Elmwood Park Shopping Ctr.                                                                          Bergen     Bergen-
                                 612,593 212,140 $56,661  $68,670        -       -       -       -              Passaic, NJ
Abington Towne Center                                                                               Bucks      Philadelphia,
                                 306,979 120,242 $58,804  $71,480        -       -       -       -              PA
Granville Center / 22.22%        267,818 116,119 $52,178  $61,015        -       -       -       -  Franklin   Columbus, OH
Hobson West Plaza                264,472  93,258 $83,440  $96,333        -       -       -       -  DuPage     Chicago, IL
Methuen Shopping Ctr.            198,133  73,801 $46,809  $56,761        -       -       -       -  Essex      Boston, MA-NH
Crossroads Shopping Ctr. / 49%   203,088  74,810 $91,173 $122,507        -       -       -       -  WestchesterNew York, NY
The Branch Plaza                                                                                    Suffolk    Nassau-
                                 198,575  64,367 $78,576  $90,006        -       -       -       -              Suffolk, NY
Village Commons Shopping Ctr.                                                                       Suffolk    Nassau-
                                 197,398  63,981 $79,019  $90,486        -       -       -       -              Suffolk, NY
Bloomfield Town Square           166,366  63,987 $77,660 $106,428        -       -       -       -  Oakland    Detroit, MI
Crescent Plaza                   168,024  60,373 $50,116  $58,235        -       -       -       -  Plymouth   Boston, MA-NH
239 Greenwich Avenue                                                                                Fairfield  New Haven-
                                 141,499  51,663 $92,448 $141,180        -       -       -       -              Meriden, CT
Soundview Marketplace                                                                               Nassau     Nassau-
                                 143,395  52,155 $97,968 $139,340        -       -       -       -              Suffolk, NY
Town Line Plaza                  151,760  60,763 $56,343  $66,119        -       -       -       -  Hartford   Hartford, CT
New Loudon Center                                                                                   Albany     Albany-
                                                                                                                Schenectady-
                                 152,497  63,018 $46,569  $56,589        -       -       -       -              Troy, NY
Pacesetter Park Shopping Ctr.    128,097  37,540 $71,637  $88,824        -       -       -       -  Rockland   New York, NY
Mad River Station                                                                                   Montgomery Dayton-
                                                                                                                Springfield,
                                 130,304  55,583 $58,803  $72,512        -       -       -       -              OH
Greenridge Plaza                                                                                    Lackawanna Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                 126,562  53,080 $34,803  $44,679        -       -       -       -              Hazelton, PA
Mark Plaza                                                                                          Luzerne    Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                 124,722  53,562 $34,002  $42,614        -       -       -       -              Hazelton, PA
Luzerne Street Shopping Ctr.                                                                        Lackawanna Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                 120,838  50,392 $34,650  $44,561        -       -       -       -              Hazelton, PA
East End Center                                                                                     Luzerne    Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                 114,991  49,565 $33,939  $42,506        -       -       -       -              Hazelton, PA
Blackman Plaza                                                                                      Luzerne    Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                 116,682  50,274 $33,089  $41,383        -       -       -       -              Hazelton, PA
Sheffield Crossing / 22.22%                                                                         Lorain     Cleveland-
                                                                                                                Lorain-
                                 121,322  47,230 $45,775  $54,558        -       -       -       -              Elyria
Amherst Marketplace / 22.22%                                                                        Lorain     Cleveland-
                                                                                                                Lorain-
                                  97,181  38,366 $40,461  $49,765        -       -       -       -              Elyria
Sterling Heights Shopping Center                                                                               Coordinates
 / 11.11%                                                                                                       42.5803,
                                 257,839 101,330 $64,903  $73,379        -       -       -       -              83.0298
Tarrytown Shopping Center /                                                                                    Coordinates
 11.11%                                                                                                         41.0799,
                                 119,686  46,393 $76,834 $104,788        -       -       -       -              73.8640
Hitchcock Plaza / 11.11%                                                                                       Coordinates
                                                                                                                33.5156,
                                  45,931  18,554 $49,878  $60,184   84,131  33,423  43,742  52,745              81.7311
Haygood Shopping Center / 11.11%                                                                               Coordinates
                                                                                                                36.8727,
                                 217,586  82,889 $52,974  $62,426        -       -       -       -              76.1350
Walnut Hill Plaza                                                                                   Providence Providence-
                                                                                                                Fall River,
                                  94,203  37,077 $48,793  $57,263        -       -       -       -              RI
Ledgewood Mall                   105,973  38,609 $75,159  $86,345  278,307 100,409 $84,897 $99,923  Morris     Newark, NJ
Berlin Shopping Ctr.                                                                                Burlington Philadelphia,
                                  94,688  34,457 $60,908  $70,450        -       -       -       -              PA, NJ
Merrillville Plaza                84,180  31,820 $52,697  $60,610  344,569 130,349 $48,747 $57,323  Lake       Gary, IN
The Gateway Shopping Ctr.                                                                           Chittenden Burlington,
                                  68,034  27,816 $45,474  $56,025        -       -       -       -              VT
Marketplace of Absecon                                                                              Atlantic   Atlantic
                                                                                                                City-Cape
                                  68,488  23,943 $50,386  $59,385        -       -       -       -              May, NJ
Pittston Plaza                                                                                      Luzerne    Scranton-
                                                                                                                Wilkes
                                                                                                                Barre-
                                  72,326  31,010 $38,049  $46,790        -       -       -       -              Hazelton, PA
Plaza 422                                                                                           Lebanon    Harrisburg-
                                                                                                                Lebanon-
                                  61,325  24,358 $40,383  $48,126        -       -       -       -              Carlisle, PA
Route 6 Plaza                     11,704   4,849 $33,779  $43,036        -       -       -       -  Wayne               N/A
Bradford Towne Centre              8,813   3,627 $38,371  $46,994   17,398   6,799 $38,245 $46,336  Bradford            N/A
-------------------------------- --------------------------------- -------------------------------- ------------------------

                                 --------------------------------- --------------------------------
                                 142,669  54,788 $57,698  $71,056  246,693  91,246 $74,630 $88,452
                                 --------------------------------- --------------------------------

                                 --------------------------------- --------------------------------
                                 166,471  61,090 $63,105  $78,483  255,190  94,070 $66,059 $77,972
                                 --------------------------------- --------------------------------



QUARTERLY SUPPLEMENTAL DISCLOSURE
          June 30, 2004

                    Residential (Multi-family) Properties
-----------------------------------------------------------------------------

                                                                                                         %        %
                                                                                                       Occupied Occupied
                                                                            Location   Square   Units  June 30, March 31,
                                   Property                                             Feet            2004     2004
-----------------------------------------------------------------------------
                                Mid-Atlantic

                               North Carolina
-----------------------------------------------------------------------------
                             Village Apartments                               Winston
                                                                                Salem   578,606   600       93%      92%

                                  Mid-West

                                  Missouri
-----------------------------------------------------------------------------
                  Gate House, Holiday House, Tiger Village,                   Columbia  628,891   874       94%      94%
                                                                                      --------- -----   -------  -------
                            Colony Apartments (1)


                                   Totals                                             1,207,497 1,474       93%      93%
                                                                                      ======== ======   ======== =======



     (1) As this property has tenants associated with the University of Missouri, occupancy trends are correlated to semester sessions

                                    Page 48